AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 25, 2003

                                                       REGISTRATION NOS. 2-83024
                                                                        811-3714

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                           SECURITIES ACT OF 1933                            [X]
                         PRE-EFFECTIVE AMENDMENT NO.                         [ ]

                       POST-EFFECTIVE AMENDMENT NO. 29                       [X]
                                     AND/OR

                             REGISTRATION STATEMENT
                                    UNDER THE

                       INVESTMENT COMPANY ACT OF 1940                        [X]
                              AMENDMENT NO. 30                               [X]

                        (CHECK APPROPRIATE BOX OR BOXES)
                               ------------------
                 PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BOND FUND
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                               ------------------
               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
          C/O PHOENIX EQUITY PLANNING CORPORATION--SHAREHOLDER SERVICES
                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                              JOHN R. FLORES, ESQ.

                         PHOENIX LIFE INSURANCE COMPANY
                                ONE AMERICAN ROW
                        HARTFORD, CONNECTICUT 06102-5056
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

  It is proposed that this filing will become effective (check appropriate box)

  [ ] immediately upon filing pursuant to paragraph (b)
  |X| on August 28, 2003 pursuant to paragraph (b)
  [ ] 60 days after filing pursuant to paragraph (a)(1)
  [ ] on pursuant to paragraph (a)(1)
  [ ] 75 days after filing pursuant to paragraph (a)(2)
  [ ] on (date) pursuant to paragraph (a)(2) of rule 485.
  If appropriate, check the following box:

  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


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                                           PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BOND FUND

                                            CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)
                                                  UNDER THE SECURITIES ACT OF 1933

                                                               PART A

                                                 INFORMATION REQUIRED IN PROSPECTUS

ITEM NUMBER FORM N-1A, PART A                                        PROSPECTUS CAPTION
-----------------------------                                        ------------------

1.  Front and Back Cover Pages...............................        Cover Page, Back Cover Page
2.  Risk/Return Summary: Investments, Risks,
    Performance..............................................        Investment Risk and Return Summary
3.  Risk/Return Summary: Fee Table...........................        Fund Expenses
4.  Investment Objectives, Principal Investment
    Strategies, and Related Risks............................        Investment Risk and Return Summary
5.  Management's Discussion of Fund Performance..............        Performance Tables
6.  Management, Organization, and Capital Structure..........        Management of the Fund
7.  Shareholder Information..................................        Pricing of Fund Shares; Sales Charges; Your
                                                                     Account; How to Buy Shares; How to Sell Shares;
                                                                     Things to Know When Selling Shares; Account
                                                                     Policies; Investor Services; Tax Status of Distributions
8.  Distribution Arrangements................................        Sales Charges
9.  Financial Highlights Information.........................        Financial Highlights

                                                               PART B

                                     INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION

ITEM NUMBER FORM N-1A, PART B                                        STATEMENT OF ADDITIONAL INFORMATION CAPTION
-----------------------------                                        -------------------------------------------

10. Cover Page and Table of Contents.........................        Cover Page, Table of Contents
11. Fund History.............................................        The Fund
12. Description of the Fund and Its Investment Risks.........        Investment Objectives and Policies; Investment
                                                                     Restrictions
13. Management of the Fund...................................        Management of the Fund
14. Control Persons and Principal Holders of Securities......        Management of the Fund
15. Investment Advisory and Other Services...................        Services of the Adviser; The Distributor;
                                                                     Distribution Plans; Other Information
16. Brokerage Allocation and Other Practices.................        Portfolio Transactions and Brokerage
17. Capital Stock and Other Securities.......................        Other Information
18. Purchase, Redemption, and Pricing of Shares..............        Net Asset Value; How to Buy Shares; Investor
                                                                     Account Services; How to Redeem Shares; Tax
                                                                     Sheltered Retirement Plans
19. Taxation of the Fund.....................................        Dividends, Distributions and Taxes
20. Underwriters.............................................        The Distributor
21. Calculation of Performance Data..........................        Performance Information
22. Financial Statements.....................................        Financial Statements

                                                               PART C

                       INFORMATION REQUIRED TO BE INCLUDED IN PART C IS SET FORTH UNDER THE APPROPRIATE ITEM,
                                       SO NUMBERED, IN PART C OF THIS REGISTRATION STATEMENT.

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PROSPECTUS

--------------------------------------------------------------------------------

> AUGUST 28, 2003



GOODWIN


Phoenix-Goodwin California Tax Exempt Bond Fund

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                                                  PROSPECTUSES BY MAIL?

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                                          Neither the Securities and Exchange
                                          Commission nor any state securities
                                          commission has approved or disapproved
                                          of these securities or determined
                                          if this prospectus is truthful or
                                          complete. Any representation to the
                                          contrary is a criminal offense.

                                          This prospectus contains important
                                          information that you should know
                                          before investing in Phoenix-Goodwin
[logo]PHOENIX                             California Tax Exempt Bond Fund.
      INVESTMENT PARTNERS, LTD.           Please read it carefully and retain it
      Committed to Investor Success(SM)   for future reference.

PHOENIX-GOODWIN CALIFORNIA
TAX EXEMPT BOND FUND
--------------------------------------------------------------------------------

TABLE OF CONTENTS

Investment Risk and Return Summary.........................................    1
Fund Expenses..............................................................    5
Management of the Fund.....................................................    6
Pricing of Fund Shares.....................................................    7
Sales Charges..............................................................    8
Your Account...............................................................   10
How to Buy Shares..........................................................   12
How to Sell Shares.........................................................   12
Things You Should Know When Selling Shares.................................   13
Account Policies...........................................................   14
Investor Services..........................................................   16
Tax Status of Distributions................................................   16
Financial Highlights.......................................................   18

INVESTMENT RISK AND RETURN SUMMARY
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INVESTMENT OBJECTIVE

Phoenix-Goodwin California Tax Exempt Bond Fund has an investment objective to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> The fund invests in municipal securities that are tax exempt in California. California law requires that at least 50% of the fund's assets be invested in California tax-exempt state and local issues or tax-exempt federal obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents that are exempt from California income taxes. Under normal circumstances, as a matter of fundamental policy, the fund invests at least 80% of its assets in bonds, the income from which is exempt from California state income tax and federal income tax, and may invest 100% of its assets in such securities. The term "bonds" includes municipal bonds, notes and lease obligations and tax-exempt commercial paper. Issuers include states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, including Puerto Rico, Guam and the U.S. Virgin Islands.

> Debt obligations will be rated within the four highest rating categories at the time of investment and may be of any maturity.

>    Securities are selected using an analytical approach that focuses on the:

     o relative value of the security considering its credit rating; and

     o security's coupon rate, call features, maturity and average life.

>    Issuers are selected based on:

     o sector (utility, healthcare, transportation, etc.); and

     o the geographic opportunity presented by areas and regions that are experiencing economic growth.

> The balance of the fund's assets not invested in tax-exempt securities may be invested in taxable fixed income securities. Income from these investments may be subject to federal, state and local taxes.

Temporary Defensive Strategy: When, in the adviser's opinion, abnormal market or economic conditions warrant, the fund may hold taxable securities, retain cash or invest part or all of its


                               Phoenix-Goodwin California Tax Exempt Bond Fund 1
assets in cash equivalents. When this allocation happens, the fund may not achieve its stated objective.

The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

GENERAL

The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither the fund nor the adviser can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

CALIFORNIA BONDS

Certain California Constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could impair the ability of some California bond issuers to maintain debt service on their obligations or their ability to maintain tax-exempt income. This could negatively affect the fund's level of income, capital appreciation and liquidity.

CREDIT RISK

Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower a security's credit rating the greater chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

INTEREST RATE RISK

Interest rate trends can have an affect on the value of your shares. If interest rates rise, the value of debt securities generally will fall. Because the fund may hold securities with longer maturities, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

LONG-TERM MATURITIES

Fixed income securities with longer maturities may be subject to greater price fluctuations because of interest rate, tax law and general market changes.


2 Phoenix-Goodwin California Tax Exempt Bond Fund

LOWER RATED SECURITIES

Fixed income securities in the lowest investment grade categories have a greater risk that the issuer will not pay interest and principal payments on time or at all.

MUNICIPAL SECURITIES

Principal and interest payments on municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the fund. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.

PUERTO RICO BONDS

Certain federal tax credits currently offered to qualifying U.S. manufacturing firms operating in Puerto Rico will be phased out by January 1, 2006. The effect this will have on Puerto Rico's economy is still uncertain.

TAX-EXEMPT SECURITIES

Tax-exempt securities may not provide a higher after-tax return than taxable securities.


                               Phoenix-Goodwin California Tax Exempt Bond Fund 3

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in Phoenix-Goodwin California Tax Exempt Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over the last ten years.(1) The table shows how the fund's average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

CALENDAR YEAR             ANNUAL RETURN (%)
   1993                         9.74
   1994                        -5.18
   1995                        19.16
   1996                         2.69
   1997                         8.37
   1998                         5.06
   1999                        -3.73
   2000                        13.30
   2001                         3.41
   2002                         9.00


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 8.35% (quarter ending March 31,1995) and the lowest return for a quarter was -3.83% (quarter ending March 31, 1994). Year-to-date performance (through June 30, 2003) was 3.34%.


--------------------------------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS                                                                        SINCE INCEPTION(2)
  (FOR THE PERIODS ENDED 12/31/02)(1)                      1 YEAR         5 YEARS         10 YEARS         CLASS B
--------------------------------------------------------------------------------------------------------------------------
  Class A Shares
--------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                     3.82%           4.23%           5.43%              --
--------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(3)                  3.23%           3.92%           5.08%              --
--------------------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(3)                  4.33%           4.16%           5.17%              --
    and Sale of Fund Shares
--------------------------------------------------------------------------------------------------------------------------
  Class B Shares
--------------------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                     4.23%           4.48%            --              5.38%
--------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(4)                  10.26%           7.55%           7.51%            8.03%
--------------------------------------------------------------------------------------------------------------------------
  Lehman Brothers California Municipal Bond Index(5)        8.45%           5.96%           6.72%(6)         6.98%

--------------------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares.

(2) Class B Shares since July 26, 1994.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) The Lehman Brothers Aggregate Bond Index is a measure of broad bond market total return performance, and is provided for general comparative purposes. Index performance does not reflect sales charges.

(5) The Lehman Brothers California Municipal Bond Index is a measure of long-term, investment-grade, tax-exempt California municipal bond total return performance. Index performance does not reflect sales charges.

(6) The 10-year return reflects the annualization of linked monthly returns of the Lehman Brothers California Municipal Bond Index from its inception (July 1,
1993) to December 31, 2002 and the Lehman Brothers Municipal Bond Index prior to July 1, 1993 (from January 1, 1992 to June 30, 1993).


4 Phoenix-Goodwin California Tax Exempt Bond Fund

FUND EXPENSES
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This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                   CLASS A                  CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (load) Imposed on Purchases
(as a percentage of offering price)                                 4.75%                     None
Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)            None                     5%(a)
Maximum Sales Charge (load) Imposed on Reinvested
Dividends                                                           None                      None
Redemption Fee                                                      None                      None
Exchange Fee                                                        None                      None
                                                          ----------------------------------------------------

                                                                   CLASS A                  CLASS B
                                                                   SHARES                    SHARES
                                                                   ------                    ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                     0.45%                    0.45%
Distribution and Service (12b-1) Fees(b)                            0.25%                    1.00%
Other Expenses                                                      0.39%                    0.39%
                                                                   -----                    -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.09%                    1.84%
                                                                   =====                    =====
---------------------------


(a) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.
(b) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                               Phoenix-Goodwin California Tax Exempt Bond Fund 5

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   CLASS               1 YEAR        3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------

   Class A              $581          $805          $1,047        $1,741
--------------------------------------------------------------------------------
   Class B              $587          $779           $995         $1,962

--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
   CLASS               1 YEAR        3 YEARS       5 YEARS       10 YEARS
--------------------------------------------------------------------------------

   Class B              $187          $579           $995         $1,962

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MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER


Phoenix Investment Counsel, Inc., ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for 13 fund companies totaling 39 mutual funds and as adviser to institutional clients. As of June 30, 2003, Phoenix had $23.4 billion in assets under management. Phoenix has acted as an investment adviser for over sixty years.


Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations and the day-to-day management of the fund. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus. The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

--------------------------------------------------------------------------------
                                              $1+ billion
                         $1st billion      through $2 billion      $2+ billion
--------------------------------------------------------------------------------
 Management Fee              0.45%               0.40%                0.35%
--------------------------------------------------------------------------------


During the fund's last fiscal year, the fund paid total management fees of $325,184. The ratio of management fees to average net assets for the fiscal year ended April 30, 2003 was 0.45%.


PORTFOLIO MANAGEMENT


Timothy Heaney is the Portfolio Manager of the fund and as such is primarily responsible for the day-to-day management of the fund's portfolio. Mr. Heaney has managed the fund since September 1997 and previously co-managed the fund from March 1996. He is Managing Director, Fixed Income (since December 1997) of Phoenix, and was previously Director, Fixed Income Research (September 1996 to December 1997) and Investment Analyst (January 1995


6 Phoenix-Goodwin California Tax Exempt Bond Fund to September 1996). He served as Investment Analyst of Phoenix Life Insurance Company from November 1992 until December 1994. Mr. Heaney is also Portfolio Manager of Phoenix-Goodwin Tax-Exempt Bond Fund of Phoenix Multi-Portfolio Fund.




PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

       o adding the values of all securities and other assets of the fund,

       o subtracting liabilities, and

       o dividing the result by the total number of outstanding shares of the fund.


Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which the Trustees have determined approximates market value.


Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the fund holds securities that are traded on foreign


                               Phoenix-Goodwin California Tax Exempt Bond Fund 7
exchanges that trade on weekends or other holidays when the fund does not price its shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.


AT WHAT PRICES ARE SHARES PURCHASED?

All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

The fund presently offers two classes of shares that have different sales and distribution charges. See "Fund Expenses" previously in this prospectus. The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.


WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than the breakpoint amounts described below. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or related funds. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the


8 Phoenix-Goodwin California Tax Exempt Bond Fund necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts is found in the Fund's Statement of Additional Information in the section entitled "How to Purchase Shares." This information and the Fund's Statement of Additional Information may be obtained from the Individual Investors portion of the Phoenix Funds' web site at PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 253-1574.



CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. Class A Shares are not subject to any charges by the fund when redeemed. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B Shares.

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares" below. This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.


INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation or "PEPCO").


SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                    SALES CHARGE AS
                                                    A PERCENTAGE OF
                                       -----------------------------------------
AMOUNT OF                                                              NET
TRANSACTION                            OFFERING                       AMOUNT
AT OFFERING PRICE                       PRICE                        INVESTED
--------------------------------------------------------------------------------
Under $50,000                             4.75%                         4.99%
$50,000 but under $100,000                4.50                          4.71
$100,000 but under $250,000               3.50                          3.63
$250,000 but under $500,000               2.75                          2.83
$500,000 but under $1,000,000             2.00                          2.04
$1,000,000 or more                        None                          None


                               Phoenix-Goodwin California Tax Exempt Bond Fund 9

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES

Class B Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month.


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

  YEAR          1          2            3            4           5            6+
--------------------------------------------------------------------------------
CDSC            5%         4%           3%           2%          2%           0%



YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.

The fund has established the following preferred methods of payment for fund shares:

      o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

      o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

      o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the fund.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:


10 Phoenix-Goodwin California Tax Exempt Bond Fund

      o $25 for individual retirement accounts, accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program (see below for more information on the Investo-Matic program).

      o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

      o $500 for all other accounts.

Minimum ADDITIONAL investments:

      o $25 for any account.

      o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The fund reserves the right to refuse any purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. The fund offers two classes of shares for individual investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

      o Receive both dividends and capital gain distributions in additional shares;

      o Receive dividends in additional shares and capital gain distributions in cash;

      o Receive dividends in cash and capital gain distributions in additional shares; or

      o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


                              Phoenix-Goodwin California Tax Exempt Bond Fund 11

HOW TO BUY SHARES

----------------------------------- --------------------------------------------
                                     TO OPEN AN ACCOUNT
----------------------------------- --------------------------------------------
 Through a financial advisor         Contact your advisor. Some advisors may
                                     charge a fee and may set different minimum
                                     investments or limitations on buying
                                     shares.
----------------------------------- --------------------------------------------
 Through the mail                    Complete a New Account Application and send
                                     it with a check payable to the fund. Mail
                                     them to: State Street Bank, P.O. Box 8301,
                                     Boston, MA 02266-8301.
----------------------------------- --------------------------------------------
 Through express delivery            Complete a New Account Application and send
                                     it with a check payable to the fund. Send
                                     them to: Boston Financial Data Services,
                                     Attn: Phoenix Funds, 66 Brooks Drive,
                                     Braintree, MA 02184.
----------------------------------- --------------------------------------------
 By Federal Funds wire               Call us at (800) 243-1574 (press 1,
                                     then 0).
----------------------------------- --------------------------------------------
 By Investo-Matic                    Complete the appropriate section on the
                                     application and send it with your initial
                                     investment payable to the fund. Mail them
                                     to: State Street Bank, P.O. Box 8301,
                                     Boston, MA 02266-8301.
----------------------------------- --------------------------------------------
 By telephone exchange               Call us at (800) 243-1574 (press 1,
                                     then 0).
----------------------------------- --------------------------------------------



HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


12 Phoenix-Goodwin California Tax Exempt Bond Fund

------------------------------------ -------------------------------------------
                                     TO SELL SHARES
------------------------------------ -------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may
                                     charge a fee and may set different minimums
                                     on redemptions of accounts.
------------------------------------ -------------------------------------------
Through the mail                     Send a letter of instruction and any share
                                     certificates (if you hold certificate
                                     shares) to: State Street Bank, P.O. Box
                                     8301, Boston, MA 02266-8301. Be sure to
                                     include the registered owner's name, fund
                                     and account number, and number of shares or
                                     dollar value you wish to sell.
------------------------------------ -------------------------------------------
Through express delivery             Send a letter of instruction and any share
                                     certificates (if you hold certificate
                                     shares) to: Boston Financial Data Services,
                                     Attn: Phoenix Funds, 66 Brooks Drive,
                                     Braintree, MA 02184. Be sure to include the
                                     registered owner's name, fund and account
                                     number, and number of shares or dollar
                                     value you wish to sell.
------------------------------------ -------------------------------------------
By telephone                         For sales up to $50,000, requests can be
                                     made by calling (800) 243-1574.
------------------------------------ -------------------------------------------
By telephone exchange                Call us at (800) 243-1574 (press 1,
                                     then 0).
------------------------------------ -------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.


REDEMPTIONS BY MAIL


> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:


     Send a clear letter of instructions if all of these apply:

     o The proceeds do not exceed $50,000.

     o The proceeds are payable to the registered owner at the address on record.


                              Phoenix-Goodwin California Tax Exempt Bond Fund 13

     Send a clear letter of instructions with a signature guarantee when any of these apply:

     o You are selling more than $50,000 worth of shares.

     o The name or address on the account has changed within the last 30 days.

     o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.


SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE


For 180 days after you sell your Class A Shares or Class B Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.


Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.


14 Phoenix-Goodwin California Tax Exempt Bond Fund

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.



DISTRIBUTIONS OF SMALL AMOUNTS AND UNCASHED CHECKS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund. If you have elected to receive distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from the fund with regard to uncashed distribution checks, your distribution options will automatically be converted to having all distributions reinvested in additional shares.



EXCHANGE PRIVILEGES


You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361 or accessing our Web site at PhoenixInvestments.com.

     o You may exchange shares of one fund for the same class of shares of another fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


     o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

     o The amount of the exchange must be equal to or greater than the minimum initial investment required.

     o The exchange of shares is treated as a sale and purchase for federal income tax purposes.

     o Because excessive trading can hurt fund performance and harm other shareholders, the Fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.


RETIREMENT PLANS

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k)


                             Phoenix-Goodwin California Tax Exempt Bond Fund  15
plans, profit-sharing, money purchase pension plans, and 403(b) plans. For more information, call (800) 243-4361.



INVESTOR SERVICES
--------------------------------------------------------------------------------


INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the "Telephone Exchange" section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25, and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000.



TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The fund plans to make distributions from net investment income monthly and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.


16 Phoenix-Goodwin California Tax Exempt Bond Fund

The fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax. Any capital gains distributed by the fund may be taxable.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.








                              Phoenix-Goodwin California Tax Exempt Bond Fund 17

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



These tables are intended to help you understand the fund's financial performance over the past five years. Certain information reflects financial results for a single fund share. The total returns in the tables represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by the fund's independent auditors, PricewaterhouseCoopers LLP. Their report, together with the fund's financial statements, are included in the fund's most recent Annual Report, which is available upon request.


                                                                       CLASS A
                                       -------------------------------------------------------------------------

                                                                 YEAR ENDED APRIL 30,
                                              2003           2002            2001        2000          1999
                                            ---------      ----------     ----------   ----------    ---------
Net asset value, beginning of period         $12.82          $12.53         $12.13      $13.18        $13.12
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                       0.50            0.54           0.57        0.60          0.64
   Net realized and unrealized gain (loss)     0.51            0.38           0.50       (0.90)         0.11
                                             -------         -------        -------     -------       -------
     TOTAL FROM INVESTMENT OPERATIONS          1.01            0.92           1.07       (0.30)         0.75
                                             -------         -------        -------     -------       -------
LESS DISTRIBUTIONS:
   Dividends from net investment income       (0.49)          (0.54)        (0.5 7)      (0.60)        (0.63)
   Dividends from net realized gains          (0.35)          (0.09)         (0.10)      (0.15)        (0.06)
                                             -------         -------        -------     -------       -------
     TOTAL DISTRIBUTIONS                      (0.84)          (0.63)         (0.67)      (0.75)        (0.69)
                                             -------         -------        -------     -------       -------
Change in net asset value                      0.17            0.29           0.40       (1.05)         0.06
                                             -------         -------        -------     -------       -------
NET ASSET VALUE, END OF PERIOD               $12.99          $12.82         $12.53      $12.13        $13.18
                                             -------         -------        -------     -------       -------
Total return(1)                                8.19%           7.43%          8.92%      (2.17)%        5.92%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $68,109         $71,037        $75,675     $77,265       $95,230
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                          1.09%(2)        1.10%(2)       1.07%(2)    1.10%         1.00%
   Net investment income                       3.84%           4.17%          4.52%       4.84%         4.72%
Portfolio turnover                               27%             20%             3%         12%           14%


-----------------------------

(1) Maximum sales charge is not reflected in total return calculation.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.



18 Phoenix-Goodwin California Tax Exempt Bond Fund

--------------------------------------------------------------------------------


                                                                       CLASS B
                                          ---------------------------------------------------------------------

                                                                 YEAR ENDED APRIL 30,
                                             2003           2002          2001         2000          1999
                                           ----------     ----------    ---------    ----------    ----------
Net asset value, beginning of period        $12.84         $12.55        $12.14        $13.20         $13.13
INCOME FROM INVESTMENT OPERATIONS
   Net investment income                      0.40           0.44          0.48          0.51           0.54
   Net realized and unrealized gain(loss)     0.51           0.38          0.50         (0.91)          0.12
                                            -------        -------       -------       -------       --------
     TOTAL FROM INVESTMENT OPERATIONS         0.91           0.82          0.98         (0.40)          0.66
                                            -------        -------       -------       -------       --------
LESS DISTRIBUTIONS:
   Dividends from net investment income      (0.39)         (0.44)       (0.4 7)        (0.51)         (0.53)
                                            -------        -------       -------       -------       --------
   Dividends from net realized gains
                                             (0.35)         (0.09)        (0.10)        (0.15)         (0.06)
                                            -------        -------       -------       -------       --------
     TOTAL DISTRIBUTIONS                     (0.74)         (0.53)        (0.57)        (0.66)         (0.59)
                                            -------        -------       -------       -------       --------
Change in net asset value                     0.17           0.29          0.41         (1.06)          0.07
                                            -------        -------       -------       -------       --------
NET ASSET VALUE, END OF PERIOD              $13.01         $12.84        $12.55        $12.14         $13.20
                                            -------        -------       -------       -------       --------
Total return(1)                               7.33%          6.62%         8.15%        (2.98)%         5.11%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $1,700         $1,731        $1,790        $1,741         $1,897
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                         1.84%(2)       1.85%(2)      1.82%(2)      1.85%          1.75%
   Net investment income                      3.09%          3.42%         3.77%         4.09%          3.97%
Portfolio turnover rate                         27%            20%            3%           12%            14%


-----------------------------

(1) Maximum sales charge is not reflected in total return calculation.

(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.



                              Phoenix-Goodwin California Tax Exempt Bond Fund 19

--------------------------------------------------------------------------------


PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480


[logo]PHOENIX
      INVESTMENT PARTNERS, LTD.
      A member of The Phoenix Companies, Inc.





ADDITIONAL INFORMATION

You can find more information about the fund in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the fund's investments. The annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the fund. It is incorporated by reference and is legally part of the prospectus.

You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting PhoenixInvestments.com to send an email request.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574
Advisor Consulting Group: 1-800-243-4361
Text Telephone: 1-800-243-1926




Investment Company Act File No. 811-3714
PXP 692 (8/03)

                 PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BOND FUND



                                101 Munson Street
                         Greenfield, Massachusetts 01301


                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 28, 2003

   The Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of the Phoenix-Goodwin California Tax Exempt Bond Fund, dated August 28, 2003, and should be read in conjunction with it. The Statement of Additional Information incorporates by reference certain information that appears in the fund's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the fund's Prospectus, annual or semiannual reports by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480.


                                TABLE OF CONTENTS

                                                                            PAGE

The Fund ..................................................................... 1
Investment Objective and Policies ............................................ 1
Investment Restrictions ...................................................... 1
Investment Techniques and Risks............................................... 2
Risk Factors.................................................................. 5
Performance Information....................................................... 9

Portfolio Turnover............................................................10

Portfolio Transactions and Brokerage..........................................11
Services of the Adviser ......................................................12
Net Asset Value ..............................................................14
How to Buy Shares ............................................................14

Alternative Purchase Arrangements ............................................15

Investor Account Services ....................................................17

How to Redeem Shares .........................................................19
Dividends, Distributions and Taxes ...........................................20
Tax Sheltered Retirement Plans ...............................................22
The Distributor ..............................................................23
Distribution Plans............................................................24
Management of the Trust.......................................................25
Additional Information .......................................................30
Appendix......................................................................32






                      Mutual Fund Services--(800) 243-1574
                    Adviser Consulting Group--(800) 243-4361

                         Text Telephone--(800) 243-1926




PXP 692B (8/03)

                                    THE FUND

   Phoenix-Goodwin California Tax Exempt Bond Fund (the "Fund") is a diversified open-end management investment company which was organized as a Maryland corporation in 1983. Prior to August 27, 1999, the Fund was known as Phoenix California Tax Exempt Bonds, Inc., and from August 27, 1999 to August 28, 2000, the Fund was named Phoenix-Goodwin Tax Exempt Bonds, Inc. The Fund was reorganized as a Delaware business trust in August 2000 and renamed "Phoenix-Goodwin California Tax Exempt Bond Fund."

   The Fund's Prospectus describes the investment objectives of the Fund and the strategies that the Fund will employ in seeking to achieve its investment objective. The Fund's investment objective is a fundamental policy and may not be changed without a vote of a majority of the outstanding voting securities of the Fund. The following discussion describes the Fund's investment policies and techniques and supplements the disclosure in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

   The Fund's investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with preservation of capital. The Fund may invest in a diversified portfolio of obligations issued by or on behalf of the United States, its territories and possessions and their political subdivisions, agencies, authorities and instrumentalities, the interest from which, in the opinion of bond counsel, is exempt from federal income tax (municipal bonds). California law requires that at least 50% of the Fund's total assets be invested in California tax exempt state and local issues or tax exempt federal obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents that will be exempt from California income taxes in ratable proportion of the exempt California investments to the total investments of the Fund at the end of each quarter. The Fund, as a fundamental policy, will invest at least 80% of its assets in California tax-exempt municipal securities and may invest up to 100% of its assets in such securities. The Fund may also invest in tax-exempt "qualified" private activity bonds, the interest on which is treated as an item of tax preference for purposes of the Alternative Minimum Tax ("AMT Bonds"). The Fund may also invest, without percentage limitations, in investment grade securities having ratings by Moody's Investors Service, Inc. ("Moody's") of Aaa, Aa, A, or Baa or by Standard & Poor's Corporation ("S&P") or Fitch Investor Services, Inc. ("Fitch") of AAA, AA, A, or BBB, or in securities which are not rated, provided that, in the opinion of the Adviser, such securities are comparable in rating quality to those in which the Fund may invest. Except for temporary investments (taxable or tax exempt) as described herein, all of the Fund's investments consist of tax-exempt bonds. Municipal bonds rated Baa by Moody's or BBB by S&P and Fitch are medium grade investment obligations which have certain speculative characteristics (see Appendix).

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to the Fund. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the 1940 Act to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   The Fund may not:

   (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government, its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8) Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   If any percentage restriction described above for the Fund is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Fund's assets will not constitute a violation of the restriction.

                         INVESTMENT TECHNIQUES AND RISKS

   The fund may utilize the following practices or techniques in pursuing its investment objective.

TAX-EXEMPT BONDS

   Tax-exempt bonds are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax-exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax-exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.

   The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligations or "G.O.s" are secured by the issuer's general pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from monies derived from a specified source such as operating a particular facility or from a guarantee, lease, specific tax or pool of assets, e.g., a portfolio of mortgages.

   Pollution control or other bonds backed by private corporations do not generally have the pledge of the credit of the issuing public body but are secured only by the credit of the corporation benefiting from the facilities being financed. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications depending on numerous factors.

   The yields on tax-exempt bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the tax-exempt bonds which they undertake to rate. It should be emphasized however, that ratings are general and not absolute standards of quality. Consequently, tax-exempt bonds with the same maturity and coupon with different ratings may have the same yield.

   The ability of issuers engaged in the generation, distribution and/or sale of electrical power and/or natural gas to make payments of principal or interest on such obligations is dependent upon, among other things, the continuing ability of such issuers to derive sufficient revenues from their operations to meet debt service requirements. General problems confronting such issuers include the difficulty in financing construction projects during inflationary periods, restrictions on operations and increased costs and delays attributable to applicable environmental laws, the difficulty in obtaining fuel for energy generation at reasonable prices, the difficulty in obtaining natural gas for resale, and the effects of present or proposed energy or natural resource conservation programs.

   There are several federal housing subsidy programs used by state housing agencies which do not result in unconditional protection of the bondholder. Changes enacted by Congress in these programs or administrative difficulties may result in decreases in the present actual or future estimated debt service coverage. A reduction in coverage may also result from economic fluctuations leading to changes in interest rates or operating costs. Most state housing authority bonds are also "moral obligations" of the issuing states; however, a few programs specifically reject the "moral obligation." In many but not all cases, this "moral obligation" is explicitly reflected in the bond contract by means of an option permitting the state legislature to provide debt service support if the legislature so chooses; thus, this option provides the bondholder with an additional source of potential support not directly related to the specific housing program.

   Subsequent to its purchase by the Fund, an issue of tax-exempt bonds or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the elimination of such obligation from the Fund's portfolio but the adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by S&P, Moody's or Fitch for tax- exempt bonds or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in tax-exempt bonds or temporary investments in accordance with the investment policies contained herein.

   The Fund may purchase municipal obligations on a when-issued basis; i.e., delivery and payment for the securities will take place after the transaction date, normally within 15 to 45 days, though the payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. A segregated account of the Fund consisting of high quality interest-bearing liquid debt securities with a market value at least equal to the amount of the Fund's when-issued commitments will be maintained with State Street Bank & Trust Company, the Fund's custodian, on a daily basis so that the market value of the account will equal or, exceed the amount of such commitments by the Fund. At such time(s) as when-issued securities must be paid, the Fund will meet its obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities, or although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligation).

   Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, in order to achieve higher interest income, if the Fund remains substantially invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

CALLABLE MUNICIPAL BONDS AND MUNICIPAL LEASE OBLIGATIONS

   The Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specific price which typically reflects a premium over the bonds' original issue price. These bonds generally have call protection (that is, a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of relatively declining interest rates, when borrowing may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be lower overall yield due to lower current interest rates.

   Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of buildings or equipment and facilities such as fire and sanitation vehicles, computer equipment, prisons, office buildings and schools and other capital assets. These obligations, which may be secured or unsecured, are not G.O.s secured by unlimited taxes and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with G.O.s municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, some municipal lease obligations have not yet developed the depth of marketability associated with other municipal bonds. Although these obligations may be secured by the leased equipment, the disposition of collateral in the event of the foreclosure may prove difficult. The liquidity of municipal lease obligations purchased by the Fund will be determined pursuant to illiquid securities guidelines approved by the Board of Directors. The Board of Directors will be responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that any such leases will not be canceled. Factors considered in making such determinations may include the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's ratings and, if the security is unrated, factors generally considered by a rating agency. If a municipal lease obligation is determined to be illiquid, it will be subject to a Fund's overall limit on investments in illiquid securities.

FINANCIAL FUTURES AND RELATED OPTIONS

   The Fund may use financial futures contracts and related options to hedge against changes in the market value of securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to the investor's cash market position. There are two types of hedges -- long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with (although in inverse relation to) cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which the Fund may wish to purchase in the future by purchasing futures contracts.

   The Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade and may purchase exchange- or board-traded put and call options on financial futures contracts as a hedge against anticipated changes in the market value of its securities or securities which it intends to purchase. Financial futures contracts consist of interest rate futures contracts, securities index futures contracts and foreign currency futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation in which a Fund purchases or sells a security, no security is delivered or received by the Fund upon the purchase or sale of a financial futures contract (although an obligation to deliver or receive the underlying security in the future is created by such a contract). Initially, when it enters into a financial futures contract, the Fund will be required to deposit in a segregated account with the Fund's custodian bank an amount of cash or U.S. Treasury bills. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   The Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly, and will be in addition to those paid for direct purchases and sales of securities.

   The Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which the Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code for qualification as a regulated investment company. See "Dividends, Distributions & Taxes" section of this Statement of Additional Information.

OPTIONS

   The Fund may write call options only if they are covered and remain covered for as long as the Fund is obligated as a writer. Thus, if the Fund writes a call option on an individual security, the Fund must own the underlying security or other securities that are acceptable for escrow at all times during the option period. The Fund will write call options on indices only to hedge in an economically appropriate way securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by the Fund will be "covered" by identifying the specific securities being hedged.

   A call option on a security gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. A written call option is "covered" if, throughout the life of the option (1) the Fund owns the optioned securities, (2) the Fund maintains in a pledged account with its Custodian, any asset, including equity securities, as long as the asset is liquid, unencumbered and marked to market daily with a value sufficient to meet its obligations under the call, or
3) if the fund owns an offsetting call option. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

   The Fund may also write covered call options on securities indices. Through the writing of call index options, the Fund can achieve many of the same objectives as through the use of call options on individual securities. Call options on securities indices are similar to call options on a security except that, rather than the right to take delivery of a security at a specified price, a call option on a securities index gives the holder the right to receive, upon the exercise of the option, an amount of cash if the closing level of the securities index upon which the call option is based is greater than the exercise price of the option. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies.

   The Fund may purchase options to close out a position, (i.e. a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security). When a security is sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing call option on that security, realizing a profit or loss depending on whether the amount paid to purchase a call option is less or more than the amount received from the sale thereof. In addition, the Fund may wish to purchase a call option to hedge its portfolio against any anticipated increase in the price of securities it intends to purchase or to purchase a put option to hedge its portfolio against an anticipated decline in securities prices.

   The writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position.

TAXABLE BONDS

   The Fund may from time to time invest a portion of its assets on a temporary basis in "temporary investments"; the income from which, may be subject to federal and California income tax. Specifically, the Fund may invest in "private activity bonds," the income from which is not exempt from federal income taxation (the interest on which is also treated as an item of tax preference for purposes of the Alternative Minimum Tax ("AMT Bonds"). Such temporary investments may consist of notes of issuers having, at the time of purchase, an issue of outstanding municipal bonds rated within the three highest grades by S&P, Moody's or Fitch (taxable or tax exempt); commercial paper rated at least A-l by Moody's, P-l by S&P or F-l by Fitch; and U.S. Treasury and agency securities. The Fund may invest in California bonds with any maturity and may purchase short-term municipal notes such as tax anticipation notes, revenue anticipation notes and bond anticipation notes.

                                  RISK FACTORS

CALIFORNIA OBLIGATIONS

   The California Constitution and various state statutes which limit the taxing and spending authority of California government entities may impair the ability of California issuers to maintain debt service on their obligations, as described more fully below. The following information as to certain California state risk factors is provided to investors in view of the policy of the Fund to concentrate its investments in California state and municipal issues. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Fund to be reliable, including official statements relating to securities offerings of California state and municipal issuers and periodic publications by national rating organizations. Such information, however, has not been independently verified by the Fund.

   Certain of the California municipal securities in which the Fund may invest may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. Property tax revenues and a portion of the state's General Fund surplus are distributed to counties, cities and their various taxing entities and the state assumes certain obligations previously paid out of local funds. Whether and to what extent a portion of the state's General Fund will be distributed in the future to counties, cities and various entities is unclear.

   Certain legislation enacted in the State over the past 25 years may serve to limit significantly state agencies', local governments' and districts' ability to collect sufficient funds to meet debt service on bonds and other obligations.
Article XIIIA of the California Constitution, through amendment, now places restrictions and limits on California taxing entities in their ability to increase real property taxes. Article XIIIB of the California Constitution, added by Proposition 4, imposes on State and municipal entities an annual appropriations limit with respect to certain expenditures and requires the allocation of excess revenues to State education funds. Annual appropriations limits are adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. The California Constitution, through amendments made by Propositions 98 and 111, also requires minimum levels of funding for public school and community college districts. Proposition 218 amended the State Constitution to provide for limitations on the ability of local government agencies to impose or raise various taxes, fees, charges, and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 by local government, for example, must be approved by voters in order to remain in effect, and local voters may have the right to present initiatives to reduce taxes, fees, assessments, or charges imposed by the local government.


   Certain California municipal securities in the Fund which are secured in whole or in part by mortgages or real property deeds of trust can be constrained by State laws addressing non-judicial foreclosure rights and transfers of title by sale by private owner, antideficiency provisions, and limits on pre-payment charges on mortgage loans. These types of State statutes, among other limits imposed by State law, could affect the flow of revenues to an issuer for debt service on outstanding debt obligations.

   Following a severe recession beginning in 1990, the State's financial condition improved markedly during the fiscal years starting in 1995-96, due to a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on actions taken in earlier years. In 1999 and early 2000, the combination of resurging exports, a strong stock market, and a rapidly growing economy resulted in unprecedented growth in General Fund revenues during the 1999-2000 fiscal year. As a result, a record unreserved undesignated balance of approximately $6.3 billion was left in the general fund as of June 30, 2000. However, the softening of the State and national economies reduced this unreserved, undesignated balance to $2.6 billion as of June 30, 2001; and $1.035 billion as of October 2002. As the State and national economies continue to face increased softening and external pressures, the May Revision to the State budget eliminated any reserved savings.

   The 2001-2002 budget anticipated general fund revenues of $75.1 billion, a 1.6% increase from fiscal year 2000-2001, and expenditures of $78.8 billion, a 1.7% overall year-to-year decrease from 2000-2001. Notably, the 2001-2002 budget assumed a continuation of over $4 billion in ongoing tax relief, new tax relief for agriculture, and increased tax assistance for seniors, while containing a prudent reserve of $2.6 billion.

   The 2002-2003 budget reflected a further softening of California's economy and slowing tax revenues. The 2002-2003 budget took into account the continuing downturn in capital gains and stock options revenue and the downturn of performance in various high technology sectors' influence on General Fund revenue. Overall General Fund expenditures were projected to decrease and assume increased funding for K-12 education, priority funding for vital programs for seniors and children's health coverage while retaining a prudent reserve of $1.035 billion.

   To address California's energy needs and mitigate future fiscal drains, the State of California has taken numerous steps to create a reliable supply of electricity. In 2001, in response to California's high level of spending for power purchases, the State closed a $4.3 billion interim loan facility with J.P. Morgan Securities Inc., Lehman Brothers, and other financial institutions for future purchases of energy. The interim loan facility allowed the State to stem the flow of money out of the State's General Fund to purchase power to stabilize the State's fiscal position and credit ratings. The interim loan facility was not intended to repay the General Fund for electrical purchases already made, and the State's economy may be affected in future years by energy costs and loan repayment obligations. Further, the State General Fund may be utilized for future power purchases should demand exceed supply at reasonable prices because of such factors as weather, transmission capacity, delays in the completion of construction of new power generating plants in the State, or other factors.

   In February 2001, the Governor signed into law Assembly Bill 1X, enabling the State to enter into long-term contracts to purchase electricity at a more favorable overall pricing than had been available on the spot markets. As of May 2002, the State had entered into agreements with generators for 40 long-term, low-cost power contracts to supply power over the next ten years, and, among other things, opened additional power plants, authorized funding for additional facilities and seized less costly energy contracts from the defunct California Power Exchange. However, some of the contracts were entered into at a time when the market price for electric power was allegedly inflated by market manipulations. The Governor sought to void the terms of at least 20 long-term power purchase contracts, alleging that the State is being overcharged by $21 billion. The State of California has also filed claims with the Federal Energy Regulatory Commission, seeking refunds for approximately $9 billion in excessive electricity prices charged to the State and its residents by allegedly unscrupulous supplier practices. In June 2001, the Federal Energy Regulatory Commission imposed a region-wide price mitigation plan and the Governor continues to fight for refunds from allegedly massive overcharges.

   Following the September 11, 2001 terrorist attack on the United States, the national and California economies experienced a significant slowdown, negatively impacting California's air transportation, lodging, and construction industries and weakening stock market performance. As the national and State economies have not yet recovered from the initial economic difficulties in the aftermath of September 11, the most recent war with Iraq, fear of terrorist attacks and concerns about Severe Acute Respiratory Syndrome ("SARS") weigh increasingly heavier on the economies. In addition to the negative economic impact surrounding these concerns, the increased caseload, Proposition 98 funding requirements and the cancellation of the second installment sale of the tobacco securitization bonds increased the budget gap from the January projection of $34.6 billion to the May projection of $38.2 billion. In November 2002, Governor Gray Davis proposed several General Fund spending reductions, implemented a hiring freeze and ordered operating expense and equipment expenditure reductions. These actions were projected to reduce State expenditures by $7.6 billion. As of May 2003, the General Fund's deficit is estimated at $10.7 billion.

   The budget for California's 2003-2004 fiscal year was passed and signed into law on August 1, 2003. The new budget is driven by the precipitous decline in revenues from personal income tax on capital gains and stock options, a weakly performing stock market, and the economic aftermath of September 11th, the war with Iraq and SARS. The 2003-2004 budget projects a $38.2 billion deficit through the 2003-2004 fiscal year, a figure $3.6 billion greater than the budget forecast of January 2003 and representing more than 50 percent of the General Fund. The shortfall was limited through a combination of spending reductions, fund shifts, loans, transfers, deferrals, program realignments and deficit financing, while protecting public education, public safety, health insurance for children and critical senior care programs. The revised 2003-2004 budget anticipates general fund revenues of $74.7 billion and $71.1 billion in expenditures, a $2 billion reserve in the current year. However, the reliance on borrowing and accounting maneuvers such as spending deferrals leaves a $7.9 billion deficit to be dealt with in 2004-2005. California's true fiscal performance will be affected by the rate of improvement of key economic factors statewide. California's future fiscal performance beyond the 2003-2004 budget year may be influenced by the structure of the 2003-2004 budget that became law in 2003.

   Since January 2001, due to uncertainties surrounding a significant decline in General Fund revenues and the ability of the State to fashion a long-term solution to its power supply crisis and the ensuing financial effect, the State's general obligation bonds continue to remain on a negative rating watch. In July 2003, Standard and Poor's lowered the rating on the State's general obligation bonds to "BBB" from "A," citing the increased financial risks associated with greatly reduced State revenue projections, the magnitude of the projected budget gap and the lack of progress in adopting a fiscal 2004 budget. Citing the financial pressures being faced by California due to the continuing recessionary conditions, unprecedented drop in personal income tax receipts and consistently lower yields from the tax in past fiscal years, Fitch announced the negative rating watch stays as well as lowering the rating on the State's general obligation bonds to "A" from "AA." Citing the State's large structural budget gap, the expectation that the State will have difficulty closing this gap in the next budget cycle and the projection that this pattern of late budgets, short-term borrowing and spending deferrals will continue through at least fiscal 2005, Moody's downgraded the rating on the State's general obligation bonds to "A3" from "A2," while also keeping the State's debt on the watch list for further possible downgrades.

   The impending gubernatorial recall election and uncertainties regarding its timing pose potential difficulties for the State in addressing the structural deficit and other budget concerns in the ensuing fiscal years due to the diversion of attention to the election as well as the potential political conflicts arising from its aftermath.

   The State is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.


PUERTO RICO


   Since 1983, Puerto Rico has generally experienced a wide-ranging economic expansion with growth in almost every sector of its economy and record levels of employment. The increase in real gross national product (GNP) slowed to 0.8% in fiscal 1992, reflecting the effects of a recession in the U.S. economy; however, real GNP declined by -0.2% in 2002. The slowdown in the U.S. economy contributed to the real GNP decline in 2002, as compared to 2001. A growth pattern began thereafter with real GNP increases of 3.1% and 1.7% for fiscal 2000 and 2001, respectively. Factors contributing to Puerto Rico's more than decade-long expansion include Commonwealth-sponsored economic development programs, the relatively stable prices of oil imports, the growth in the U.S. economy, declines in the exchange value of the U.S. dollar and the relatively low cost of borrowing during the period.

   Puerto Rico has a diversified economy with the manufacturing and services sectors comprising the principal sectors. Manufacturing is the largest sector in terms of gross domestic product (GDP). In fiscal 2002, manufacturing generated $29.9 billion, or 42.2%, of GDP as compared with fiscal 2001, when it generated $27.2 billion, or 40%, of GDP. In the last two decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by the heavy investment in the pharmaceutical, scientific instruments, computer, microprocessor, medical product and electrical product industries over the last decade.

   One of the factors assisting the development of the manufacturing sector was the tax incentives offered by the federal and Commonwealth governments, most notably Section 936 of the U.S. Internal Revenue Code, under which certain qualifying U.S. corporations were entitled to U.S. corporate income tax credits. On August 20, 1996, President Clinton signed into law a bill that will phase out
Section 936 tax credits over a nine-year period, ending January 1, 2006. The overall effect on Puerto Rico's economy of the phased elimination of Section 936 tax credits is still unclear. The impact on future investment and employment is more uncertain. Although total employment grew 3.0% in 2002, the trend in overall job loss and especially the loss of low tech manufacturing positions in Puerto Rico has accentuated since the 1996 phaseout.

   The service sector, which includes hotel and related services, accounted for $27.1 billion, or 38.2%, of Puerto Rico's GDP in fiscal 2002, as compared with $26.8 billion, or 39.4%, of GDP in fiscal 2001. The service sector, wholesale and retail trade and finance, insurance and real estate, has experienced significant growth partly in response to the expansion of the manufacturing sector.

   Growth in construction has also contributed to economic activity in fiscal 2002. The growth in the construction industry has been evidenced by a 0.3% real rate of growth in construction investment for fiscal 2002 over fiscal 2001. In fiscal 2002 investment in commercial buildings and facilities declined by -15.1% and -7.7%, respectively, from fiscal 2001, while investment in housing construction grew by 13.6%.

   San Juan is the largest homeport for cruise ships in the Caribbean and a major U.S. airline uses San Juan as a hub for its intra-Caribbean operations. This reflects the importance of Puerto Rico as a tourist destination and as a transportation hub in the Caribbean. However, as a result of the terrorist attacks in 2001, the number of visitors declined by 464,000 in fiscal 2002, to
3.1 million visitors.


   The Constitution of Puerto Rico provides a limitation on the amount of general obligation debt that can be issued. The Commonwealth's policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation. Historically, the Commonwealth has maintained a fiscal policy which provides for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that debt. The Commonwealth also has sought opportunities to realize debt service savings by refunding outstanding debt with obligations bearing lower interest rates.

FUTURES AND RELATED OPTIONS

   Positions in futures contracts and related options may be closed out on an exchange if the exchange provides a secondary market for such contracts or options. The Fund will enter into a futures or futures related option position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements the Fund would continue to be required to make daily margin payments. In this situation, if the Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability to hedge its positions effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause the Fund to incur additional brokerage commissions and may cause an increase in the Fund's turnover rate.

   The successful use of futures contracts and related options depends on the ability of the Adviser to forecast correctly the direction and extent of market movements within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by the Fund or such prices move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for the period may be less than if it had not engaged in the hedging transaction.

   Utilization of futures contracts involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities or currencies which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, the Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities or currency. It is possible that, where the Fund has sold futures contracts to hedge against decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before the Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if the Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through offsetting transactions rather than to meet margin deposit requirements. In such cases, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities or currencies rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, because, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the underlying securities market, increased participation by speculators in the futures market could cause temporary price distortions. Because of the possibility of price distortions in the futures market and of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss (i.e., the loss of the premium paid) while the purchase or sale of the futures contract would not have resulted in loss, such as when there is no movement in the price of the underlying securities.

                             PERFORMANCE INFORMATION

   The Fund may, from time to time, include its total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as yield of a class and as total return of a class.

   Standardized quotations of average annual total return for Class A Shares or Class B Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A Shares or Class B Shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula:
P ((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions are on Class A and Class B Shares reinvested when paid.


   The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index"), Dow Jones Industrial Average, Europe Australia Far East Index
(EAFE), Consumer Price Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers California Municipal Bond Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.


   Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's bond return future to well-known indices of market performance, including, but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Lehman Brothers California Municipal Bond Index, CS First Boston High Yield Index and Salomon Brothers Corporate and Government Bond Indices.

   Average annual return and yield are computed separately for Class A Shares and Class B Shares in accordance with the formulas specified by the Commission. The yield will be computed by dividing the Fund's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a 12-month period to derive the Fund's yield. For the 30-day period ending April 30, 2003, the Class A Shares yield was 3.22% and the Class B Shares yield was 2.64%.


   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of fund shares may exceed returns after taxes on distributions (but before sale of fund shares). These returns are not relevant to investors who hold their fund shares through tax-deferred arrangements.


   The average annual total return for the Class A Shares and Class B Shares of the Fund for the indicated periods ended April 30, 2003 were as follows:

                                                                                                          COMMENCEMENT OF
                                                     YEAR ENDED      5 YEARS ENDED    10 YEARS ENDED       OPERATIONS TO
                                                      04/30/03         04/30/03          04/30/03           04/30/03(1)
CLASS A
   Return Before Taxes                                  3.05%             4.55%            5.21%                 --
   Return After Taxes on Distribution                   2.46%             4.25%            4.85%                 --
   Return After Taxes on Distributions and              3.80%             4.42%            4.96%                 --
   Sale of Fund Shares
CLASS B
   Return Before Taxes                                  3.33%             4.77%             N/A                 5.35%
(1) Class B Shares since July 26, 1994.

   The Fund may also compute cumulative total return for specified periods based on a hypothetical Class A or Class B account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing, the Class A Share's cumulative total return for the period commencing May 17, 1983 and ending April 30, 2003 was 323.87%; the Class B Share's cumulative total return for the period commencing July 26, 1994 and ending April 30, 2003 was 57.98%.


   The Fund also may quote annual, average annual and annualized total return and cumulative total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

                               PORTFOLIO TURNOVER

   Portfolio trading will be undertaken principally to accomplish the objectives of the Fund in relation to anticipated movements in the general level of interest rates, provided, however, the Fund may engage to a limited extent in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading merely to realize a gain. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt bonds or changes in the investment objective of investors.

   Portfolio turnover may involve the payment by the Fund of dealer mark-ups or underwriting commissions. It is impossible to predict portfolio turnover rates; however, in periods of rapidly fluctuating interest rates, the Fund's investment policies may lead to frequent changes in investments. Historical portfolio turnover rates can be found under the heading "Financial Highlights" located in the Fund's Prospectus.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund will be asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

   The Adviser believes that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interests of shareholders of the Fund are best served by its brokerage policies which will include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders will be given are the Adviser's appraisal of the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general, including those managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market makers except in those circumstances where, in the opinion of the Adviser, better prices and execution are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount.

   In general terms, the nature of research services provided by brokers encompasses statistical and background information, forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers will be considered by the Adviser in the allocation of brokerage business, but there is no formula by which such business is allocated. The Adviser will do so in accordance with its judgment of the best interest of the Fund and its shareholders.

   The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Directors will annually review these procedures or as frequently as shall appear appropriate.

   The Adviser may use its broker/dealer affiliates, or other firms that sell shares of the Fund, to buy and sell securities for the Fund, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers. Directors of PXP Securities Corp. or its affiliates receive indirect benefits from the Fund as a result of its usual and customary brokerage commissions that PXP Securities Corp. may receive for acting as broker to the Fund in the purchase and sale of portfolio securities. The investment advisory agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Fund that PXP Securities Corp. may receive.

                             SERVICES OF THE ADVISER


   The investment adviser to the Fund is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC acts as the investment adviser for 13 fund companies totaling 39 mutual funds and as adviser to institutional clients. PIC has acted as an investment adviser for over seventy years. PIC was originally organized in 1932 as John P. Chase, Inc. As of June 30, 2003, PIC had approximately $23.4 billion in assets under management. William R. Moyer and Robert S. Driessen, executive officers of the Fund, are officers of PIC.


   All of the outstanding stock of PIC is owned by Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut is a sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. Its principal offices are located at One American Row, Hartford, Connecticut 06115-2520. Equity Planning, a mutual fund distributor, acts as the national distributor of the Fund's shares and as financial agent of the Fund. The principal office of Equity Planning is located at 56 Prospect Street, Hartford, CT 06115.


   PXP is the investment management subsidiary of PNX and has served investors for over 70 years. As of June 30, 2003, PXP had approximately $56.5 billion in assets under management through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Capital West Asset Management, LLC (Capital West) in Greenwood Village, CO; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago; Kayne Anderson Rudnick Investment Management, LLC (Kayne) in Los Angeles; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; Walnut Asset Management LLC (Walnut) in Philadelphia; Phoenix/Zweig Advisers LLC (Zweig) in New York; and Phoenix Investment Counsel, Inc. (PIC) (Goodwin, Hollister and Oakhurst divisions) in Hartford, CT, Sarasota, FL and Scotts Valley, CA, respectively.


   The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; legal and auditing services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes; association membership dues; brokerage fees; and taxes.


   For services provided and the expenses assumed pursuant to the Investment Advisory Agreement, the Fund will pay to the Adviser as compensation a monthly fee at the annual rate of 0.45% of the Fund's average daily net assets up to $1 billion, 0.40% of the Fund's average daily net assets from $1 to $2 billion, and 0.35% of the Fund's average daily net assets in excess of $2 billion. The Adviser's fee will be accrued daily against the value of the Fund's net assets and will be payable monthly by the Fund. Total management fees for the fiscal years ended April 30, 2001, 2002 and 2003 amounted to $354,455, $340,164 and
$325,184, respectively.

   The Investment Advisory Agreement continues in effect from year to year if specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Board of Trustees or (b) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in Section 2(a)(4) of the 1940 Act.

   The Fund, its Adviser and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the Investment Company Act of 1940. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Fund, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Fund has a pending order.

BOARD OF TRUSTEES' CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS

   The Board of Trustees is responsible for overseeing the performance of the Fund's investment adviser and determining whether to approve and renew the Fund's investment advisory arrangements. In approving the agreement, the Board primarily considered the nature and quality of the services provided under the agreement and the overall fairness of the agreement to the Fund. A report from the adviser that addressed specific factors designed to inform the Board's consideration on these and other issues was supplied to Board members in advance of the annual contract review meeting and reviewed with them at that meeting.


   With respect to the nature and quality of the services provided, the Board regularly reviews information comparing the performance of the Fund with a peer group of funds and a relevant market index, the allocation of the Fund's brokerage commissions, including any allocations to affiliates, the adviser's record of compliance with its investment policies and restrictions on personal securities transactions. The Board noted that the Fund's performance was reasonably aligned with that of its peer group for the periods reviewed. Furthermore, the Board found no evidence of material or systemic compliance violations for the Fund. The Board also reviews data relating to the quality of brokerage execution received by the Fund, including the adviser's use of brokers or dealers in fund transactions that provided research and other services to the adviser and the potential benefits derived by the Fund from such services. Additionally, the Fund's portfolio managers meet with the Board from time to time to discuss the management and performance of their Fund(s) and respond to the Board's questions concerning performance of the advisers.

   With respect to the overall fairness of the advisory agreement, the Board primarily considered information relating to the Fund's fee structures, including a comparative analysis of the Fund's management fees, total expenses and 12b-1 fees with its respective peer group. The Board noted that the Fund was below the median in management fees, and at the median in 12b-1 fees, while total expenses were above the median. The Board also considered the existence of any economies of scale and whether those were passed along to the Fund's shareholders through a graduated advisory fee schedule or other means, including any fee waivers by the advisor and/or its affiliates. They also considered the voluntary waiver of management and other fees to prevent total fund expenses from exceeding a specified cap.


   The Board did not identify any particular information that was all-important or controlling. Based on the Board's deliberation and its evaluation of the information described above, the Board, including all of the Independent Trustees, unanimously approved the agreements. It concluded that the compensation under the agreements is fair and reasonable in light of such services and expenses and such other matters as the trustees have considered to be relevant in the exercise of their reasonable judgment.


DESCRIPTION OF PROXY VOTING POLICY

   The Fund has adopted a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Fund's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. The Fund has committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Fund's investment adviser will vote proxies or delegate such responsibility to a subadviser. The adviser or subadviser will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Fund's Policy. Any adviser or subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

   o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

   o Changes to Capital Structure--dilution or improved accountability associated with such changes.

   o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

   o Social and Corporate Responsibility Issues--the adviser or subadviser will generally vote against shareholder social and environmental issue proposals.

   The Fund and its delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the adviser, subadviser, delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each adviser, subadviser or delegate to notify the President of the Fund of any actual or potential conflict of interest. No adviser, subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Fund.

   The Policy further imposes certain record keeping and reporting requirements on each adviser, subadviser or delegate. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, beginning with the period ending June 30, 2004, will be available free of charge by calling, toll-free, 800-243-1574, or on the Securities and Exchange Commission's website at http://www.sec.gov.


                                 NET ASSET VALUE

   The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Any assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. See the Fund's current Prospectus for more information.

   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES

   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to ongoing distribution and services fees at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES

   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions.

   Class B Shares are subject to ongoing distribution and services fees at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Share dividends in the sub-account will also convert to Class A Shares.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES

   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds, the Phoenix-Engemann Funds, Phoenix-Kayne Funds, Phoenix-Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days) of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2),
(3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from PNX, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund or any other Affiliated Phoenix Fund qualified plan; (11) any Phoenix separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, Fund company, or bank Fund department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds or any other Affiliated Phoenix Fund if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix Fund or any other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (17) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares).


   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A Shares), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


   An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Fund.


   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of this or any other Affiliated Phoenix Fund (other than Phoenix-Goodwin Money Market Fund Class A Shares), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.



   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of the Fund or any other affiliated Phoenix Fund may be added together at the time of purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES--WAIVER OF SALES CHARGES

   The CDSC is waived on the redemption (sale) of Class B Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7);
(c) as a mandatory distribution upon reaching age 70 1/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, in which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares of this or any other Affiliated Phoenix Fund; (g) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES

   Class B Shares will automatically convert to Class A Shares of the Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Fund was unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Fund.

                            INVESTOR ACCOUNT SERVICES

   The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker/dealers may impose their own restrictions and limits on accounts held through the broker/dealer. Please consult your broker/dealer for account restriction and limit information.

EXCHANGES


   Under certain circumstances, shares of any Affiliated Phoenix Fund may be exchanged for shares of the same Class of another Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated fund except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request, without sales charge. On exchanges with Share Classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes"). Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.


   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

DIVIDEND REINVESTMENT ACROSS ACCOUNTS

   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE

   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House (ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Fund and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM


   The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through the ACH to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


   Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

   Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after the purchase.

                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefore postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days, but payment will be forwarded immediately upon demand.

   The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS

   Each shareholder account in the Fund which has been in existence for at least one year and has a value of less than $200 due to redemption activity may be redeemed upon the giving of not less than 30 days' written notice to the shareholder mailed to the address of record. During the 30-day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Fund's current Prospectus for more information.

BY MAIL

   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares. See the Fund's current Prospectus for more information.

TELEPHONE REDEMPTION

   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Fund's current Prospectus for additional information.

BY CHECK

   You may elect to redeem shares held in your account by check. Checks will be sent to you upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies your initial account application, the signature guarantee section of the form may be disregarded. However, the Fund reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of redemption proceeds the balance in your account is $500 or more.

   When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in your account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to you for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables you to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. You should make sure that there are sufficient shares in your account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Fund does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. You may not close your account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

REDEMPTION IN KIND

   To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE

   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinstatement of their investment at net asset value. See the Fund's current Prospectus for more information and conditions attached to the privilege.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES


QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")

   The Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Under such provisions, the Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes (or is deemed distributed) to shareholders provided it meets certain distribution requirements. To the extent that the Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   The Code sets forth numerous criteria that must be satisfied in order for the Fund to qualify as a RIC. Among these requirements, the Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates and the Fund would not be eligible to pay exempt interest dividends. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC the Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. The Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   The Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). The Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that the Fund will so qualify and continue to maintain its status as a RIC. If the Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAX-EXEMPT INTEREST

   Interest on certain "qualified private activity bonds" issued after August 7, 1986, although otherwise tax-exempt, is treated as a tax preference item for alternative minimum tax purposes. Under regulations to be promulgated, the Fund's exempt interest dividends will be treated as a tax preference item for purposes of computing the alternative minimum tax liability of shareholders to the extent attributable to interest paid on "private activity" bonds.

   Distribution by the Fund of interest income from tax-exempt bonds will not be taxable to shareholders and will not be included in their respective gross incomes for federal income tax purposes provided that certain conditions are met. Distributions or parts thereof derived from interest received on California state and local issues and U.S. Government Obligations held in the portfolio will be exempt from California personal income taxes in ratable proportion of the California investments and U.S.

Government Obligations of the Fund, provided that the Fund has complied with the requirement that at least 50% of its assets be invested in California state and local issues and U.S. Government issues at the end of each fiscal quarter. The Fund intends to comply with this standard since at least 80% of the assets of the Fund will normally be invested in California municipal securities. Distributions derived from other earnings will be subject to California personal income tax for California residents and other persons subject to California income tax. Distributions, if any, of the excess of net long-term capital gain over net short-term capital loss will be made at least annually and will be taxable to shareholders (and not the Fund) as long-term capital gain regardless of how long shareholders have held the Fund shares. The Fund has no plans to make a distribution of capital gains realized during any year in which there is a tax loss carry forward available to offset such gains; however, this is subject to review in the future. All net realized long- or short-term capital gains, if any, are declared and distributed to the Fund's shareholders annually. Distributions of net income from certain temporary investments (such as net interest income from taxable commercial paper) and short-term capital gains, if any, will be taxable as ordinary income whether received in cash or in shares. Any gain or loss realized by a shareholder on the sale or redemption of shares will be long- or short-term capital gain or loss, depending upon the length of the shareholder's holding period. However, any loss realized on the sale of shares held for six months or less will be long-term loss to the extent of long term capital gains received by the shareholder and any loss realized on the sale of shares held for six months or less will be disallowed to the extent of exempt-interest dividends received by the shareholder. A shareholder will not be permitted to deduct for federal income tax purposes interest on indebtedness incurred to purchase or carry shares.

TAXATION OF SHAREHOLDERS

   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period. Ordinary distributions made by the Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   The Fund declares a daily dividend, which is accrued and is paid monthly. Income dividends and capital gains are reinvested automatically in additional shares at net asset value unless the shareholder elects to receive distributions in cash. If a shareholder withdraws the entire amount in the account at any time during the month, all dividends accrued to the date of liquidation will be paid to the shareholder along with the proceeds from the redemption of shares.

   The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of the Fund's capital gain net income for the one-year period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous reporting year must also be distributed to avoid the excise tax. The excise tax will not, however, generally apply to a regulated investment company such as the Fund that invests substantially in tax-exempt investments. In addition, if the Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.

   Dividends declared by the Fund to shareholders of record in October, November and December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by, and will be taxable to, shareholders as of December 31 of such year, provided that the dividend is actually paid by the Fund in January of the following year.

   Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION

   The Fund furnishes all shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing federal income tax returns (the percentage of all income distributions made during a fiscal year designated as tax exempt will be uniform). Written notices also will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, regarding the amount of QDI for individuals, if any.

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

   The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

OTHER TAX CONSEQUENCES

   In addition to the federal income tax consequences, described above, applicable to an investment in the Fund, there may be state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to the Fund, its shareholders and/or its assets. No rulings have been sought from the Internal Revenue Service with respect to any of the tax matters discussed above.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal bonds and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of tax-exempt bonds for investment by the Fund and the value of the Fund's portfolio would be affected. The Trustees would then re-evaluate the Fund's investment objective and policies.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.


                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call Equity Planning (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN

   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is record kept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker/dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments").

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR


   Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor") acts as the Distributor for the Fund and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. Equity Planning, located at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, is an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. and an affiliate of the Adviser. Robert S. Driessen, John F. Sharry and William R. Moyer, officers of the Fund, are officers of Equity Planning.

   Shares of the Fund may be purchased through investment dealers who have sales agreements with the Distributor. The Distributor purchases such number of copies of the Fund's Prospectus, Statement of Additional Information and reports to shareholders as it may require for sales purposes. During the fiscal years ended April 30, 2001, 2002 and 2003, purchasers of Fund shares paid aggregate sales charges of $48,853, $35,882 and $20,502, respectively, of which the Distributor received net commissions of $20,961, $5,338 and $5,465, respectively, for its services, the balance being paid to dealers. For the fiscal year ended April 30, 2003, the Distributor received net commissions of $2,356 for Class A Shares and deferred sales charges of $3,109 for Class B Shares.


   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

DEALER CONCESSIONS

   Dealers with whom the Distributor has entered into sales agreements received a discount or commission as set forth below:

           AMOUNT OF
          TRANSACTION           SALES CHARGE AS A PERCENTAGE   SALES CHARGE AS A PERCENTAGE         DEALER DISCOUNT
       AT OFFERING PRICE              OF OFFERING PRICE             OF AMOUNT INVESTED        PERCENTAGE OF OFFERING PRICE
----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                4.75%                         4.99%                          4.25%
$50,000 but under $100,000                   4.50                          4.71                           4.00
$100,000 but under $250,000                  3.50                          3.63                           3.00
$250,000 but under $500,000                  2.75                          2.83                           2.25
$500,000 but under $1,000,000                2.00                          2.04                           1.75
$1,000,000 or more                           None                          None                           None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan (the "Plan") due to waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.


   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements;
(b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. Equity Planning reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES


   Equity Planning also acts as financial agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services as financial agent, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, to the financial agent, plus (2) the documented cost to the financial agent to provide financial reporting and tax services and oversight of the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of all funds serviced by PFPC, at the following incremental annual rates.

First $5 billion                                             0.065%
$5 billion to $10 billion                                    0.061%
$10 billion to $15 billion                                   0.055%
$15 billion to $20 billion                                   0.040%
Greater than $20 billion                                     0.030%

   Percentage rates are applied to the aggregate daily net asset value of all the Funds serviced by PFPC. Certain minimum fees may apply. Total fees paid by Equity Planning to PFPC are allocated among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As compensation for its services prior to January 1, 2003, the PFPC fee schedule used to determine a portion of PEPCO's fee was applied at the individual fund level at an annual rate equal to .085% of a fund's average daily net assets up to $200 million, which rate was reduced at higher levels of net assets. For its services during the Fund's fiscal years ended April 30, 2001, 2002 and 2003, Equity Planning received $103,095, $97,815 and $95,792, respectively.


                               DISTRIBUTION PLANS

   The Fund has adopted a distribution plan for each class of shares (i.e., a plan for the Class A Shares, and a plan for the Class B Shares; collectively, the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and on Class B Shares a distribution fee at a rate of 0.75% per annum of average daily net assets.


   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Fund being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.


   On a quarterly basis, the Fund's Trustees review a report on expenditures under each Plan and the purposes for which expenditures were made. The Directors conduct an additional, more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Trustees"). The Trustees have concluded that there is a reasonable likelihood that each Plan will benefit the Fund and each affected class of shareholders.

   Each Plan provides that it may not be amended to increase materially the costs which the Fund may bear without approval of the applicable class of shareholders of the Fund and that other material amendments to such Plan must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the applicable class of the Fund.

   For the fiscal year ended April 30, 2003, the Fund paid Rule 12b-1 fees in the amount of $194,081 of which the Distributor received $27,172 and unaffiliated broker-dealers received $166,909. The Rule 12b-1 payments were used for: (1) compensating dealers, $368,428; (2) compensating sales personnel, $161,228; (3) advertising, $45,108; (4) printing and mailing prospectuses to other than current shareholders, $3,816; (5) service costs, $29,643; and (6) other costs, $20,663.


   No interested person of the Fund and no Trustee who is not an interested person of the Fund, as that term is defined in the Investment Company Act of 1940, had any direct or indirect financial interest in the operation of the Plan.

   The National Association of Securities Dealers, Inc. ("NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution plan fees or amend the Plans.

                             MANAGEMENT OF THE TRUST

   The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware business trust law.

TRUSTEES AND OFFICERS

   Certain information about the Trustees and executive officers of the Trust is set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

                                               INDEPENDENT TRUSTEES

                                                     NUMBER OF
                                                    PORTFOLIOS
                                                         IN
                                                    FUND COMPLEX
                                       LENGTH OF      OVERSEEN             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE), AND ADDRESS              TIME SERVED    BY TRUSTEE              AND OTHER DIRECTORSHIPS HELD BY TRUSTEE

*Robert Chesek (68)                  Served since        23        Currently retired.
                                     1993.

E. Virgil Conway (73)                Served since        33        Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC            1988.                         since 2001. Trustee/Director, Pace University
101 Park Avenue                                                    (1978-present), Urstadt Biddle Property Corp.
New York, NY 10178                                                 (1989-present), Greater New York Councils, Boy Scouts of
                                                                   America (1985-present), Josiah Macy, Jr., Foundation
                                                                   (1975-present), Realty Foundation of New York (1972-present), New
                                                                   York Housing Partnership Development Corp. (Chairman)
                                                                   (1981-present) and Academy of Political Science (Vice Chairman)
                                                                   (1985 to present). Chairman, Metropolitan Transportation
                                                                   Authority (1992-2001). Trustee/Director, Consolidated Edison
                                                                   Company of New York, Inc. (1970-2002), Atlantic Mutual Insurance
                                                                   Company (1974-2002), Centennial Insurance Company (1974-2002),
                                                                   Union Pacific Corp. (1978-2002), Blackrock Freddie Mac Mortgage
                                                                   Securities Fund (Advisory Director) (1990-2002), Accuhealth
                                                                   (1994-2002), Trism, Inc. (1994-2001) and The Harlem Youth
                                                                   Development Foundation (1998-2002).

Harry Dalzell-Payne (73)             Served since        33        Currently retired.
The Flat, Elmore Court               1983.
Elmore, GL05, GL2 3NT U.K.

**Francis E. Jeffries (72)           Served since        26        Director, The Empire District Electric Company
8477 Bay Colony Dr. #902             1995.                         (1984-present). Director (1989-1997), Chairman of the
Naples, FL 34108                                                   Board (1993-1997), Phoenix Investment Partners, Ltd.


                                                      NUMBER OF
                                                     PORTFOLIOS
                                                         IN
                                                    FUND COMPLEX
                                       LENGTH OF      OVERSEEN             PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
NAME, (AGE), AND ADDRESS              TIME SERVED    BY TRUSTEE              AND OTHER DIRECTORSHIPS HELD BY TRUSTEE

Leroy Keith, Jr. (64)                Served since        23
Stonington Partners, Inc.            1993.                         Partner, Stonington Partners, Inc. (private equity fund)
736 Market Street, Ste. 1430                                       since 2001. Chairman (1995 to 2000) and Chief Executive
Chattanooga, TN 37402                                              Officer (1995-1998), Carson Products Company (cosmetics).
                                                                   Director/Trustee, Evergreen Funds (6 portfolios).

Geraldine M. McNamara (52)           Served since        33        Managing Director, U.S. Trust Company of New York (private
United States Trust Company of NY    2001.                         bank) (1982-present).
114 West 47th Street
New York, NY 10036

Everett L. Morris (74)               Served since        33        Vice President, W.H. Reaves and Company (investment
164 Laird Road                       1995.                         management) (1993-present).
Colts Neck, NJ 07722

Richard E. Segerson (57)             Served since        23        Managing Director, Northway Management Company
102 Valley Road                      1983.                         (1998-present). Managing Director, Mullin Associates
New Canaan, CT 06840                                               (1993-1998).

Lowell P. Weicker, Jr. (72)          Served since        23        Director, UST Inc. (1995-present), HPSC Inc.
200 Duke Street                      1995.                         (1995-present), Compuware (1996-present) and WWF, Inc.
Alexandria, VA 22314                                               (2000-present). President, The Trust for America's Health
                                                                   (non-profit) (2001-present). Director, Duty Free International,
                                                                   Inc. (1997-1998).

   *Mr. Chesek was formerly a member of senior management of Phoenix Investment Counsel, Inc., the adviser, and, as such, is entitled to a pension based on his years of service and overall compensation. The amount of the total pension and the periodic payments he receives were calculated based on the standard retirement benefits available to management employees at the time of Mr. Chesek's retirement in 1994. Other than his services as a Trustee, Mr. Chesek does not provide and is not compensated for any ongoing services by the Trust, its adviser or distributor, or any of their affiliates.

   **Mr. Jeffries was formerly a member of senior management of Duff & Phelps Corporation, predecessor to Phoenix Investment Partners, Ltd. ("PXP"), an affiliate of the adviser, and under the terms of his employment contract, PXP continued to pay through 2001 the annual premium on a life insurance policy(s) owned by Mr. Jeffries. PXP paid such premium in the amount of $22,989 in 2001.

                               INTERESTED TRUSTEES

   The individuals listed below are "interested persons" of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
NAME, (AGE), ADDRESS AND               LENGTH OF      OVERSEEN           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
POSITION(S) WITH TRUST                TIME SERVED    BY TRUSTEE                OTHER DIRECTORSHIPS HELD BY TRUSTEE

*Marilyn E. LaMarche (69)            Served since        27        Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC              2002.                         (1983-present). Director, The Phoenix Companies, Inc.
30 Rockefeller Plaza, 59th Floor                                   (2001-present) and Phoenix Life Insurance Company
New York, NY 10020                                                 (1989-present).


                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
NAME, (AGE), ADDRESS AND               LENGTH OF      OVERSEEN           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND
POSITION(S) WITH TRUST                TIME SERVED    BY TRUSTEE                OTHER DIRECTORSHIPS HELD BY TRUSTEE

**Philip R. McLoughlin (56)          Served since        44        Consultant, The Phoenix Companies, Inc. (2002-present).
Chairman and President               1993.                         Director, PXRE Corporation (Delaware) (1985-present),
                                                                   World Trust Fund (1991-present). Chairman (1997-2002),
                                                                   Director (1995-2002), Vice Chairman (1995-1997) and Chief
                                                                   Executive Officer (1995-2002), Phoenix Investment
                                                                   Partners, Ltd. Director, Executive Vice President and
                                                                   Chief Investment Officer, The Phoenix Companies, Inc.
                                                                   (2001-2002). Director (1994-2002) and Executive Vice
                                                                   President, Investments (1988-2002), Phoenix Life Insurance
                                                                   Company. Director (1983-2002) and Chairman (1995-2002),
                                                                   Phoenix Investment Counsel, Inc. Director (1984-2002) and
                                                                   President (1990-2000), Phoenix Equity Planning
                                                                   Corporation. Chairman and Chief Executive Officer,
                                                                   Phoenix/Zweig Advisers LLC (1999-2002). Director and
                                                                   President, Phoenix Investment Management Company
                                                                   (2001-2002). Director and Executive Vice President,
                                                                   Phoenix Life and Annuity Company (1996-2002). Director and
                                                                   Executive Vice President, PHL Variable Insurance Company
                                                                   (1995-2002). Director, Phoenix National Trust Company
                                                                   (1996-2002). Director and Vice President, PM Holdings,
                                                                   Inc. (1985-2002). Director, PHL Associates, Inc.
                                                                   (1995-2002). Director (1992-2002) and President
                                                                   (1992-1994), WS Griffith Securities, Inc.

***James M. Oates (57)               Served since        29        Chairman, Hudson Castle Group Inc. (formerly IBEX Capital
120 White Plains Road                1993.                         Markets Inc.) (financial services) (1997-present).
Terrytown, NY 10591                                                Managing Director, Wydown Group (consulting firm)
                                                                   (1994-present). Director, Investors Financial Service Corporation
                                                                   (1995-present), Investors Bank & Trust Corporation
                                                                   (1995-present), Plymouth Rubber Co. (1995-2003), Stifel Financial
                                                                   (1996-present), Connecticut River Bancorp (1998-present),
                                                                   Connecticut River Bank (1998-present) and Trust Company of New
                                                                   Hampshire (2002-present). Director and Treasurer, Endowment for
                                                                   Health, Inc. (2000-present). Chairman, Emerson Investment
                                                                   Management, Inc. (2000-present). Investment Committee, New
                                                                   Hampshire Charitable Foundation (2001-present). Vice Chairman,
                                                                   Massachusetts Housing Partnership (1994-1999). Director, Blue
                                                                   Cross and Blue Shield of New Hampshire (1994-1999), AIB Govett
                                                                   Funds (1991-2000), Command Systems, Inc. (1998-2000), Phoenix
                                                                   Investment Partners, Ltd. (1995-2001) and 1Mind, Inc.
                                                                   (1999-2001).

* Ms. LaMarche is an "interested person," as defined in the Investment Company Act of 1940, by reason of her position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

** Mr. McLoughlin is an "interested person" by reason of his relationship with The Phoenix Companies, Inc. and its affiliates.

*** Mr. Oates is being treated as an Interested Trustee due to certain relationships existing among Mr. Oates, Hudson Castle Group Inc. and Phoenix and certain of its affiliates.

                                             OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                                  POSITION(S) HELD
                                   WITH TRUST AND                            PRINCIPAL OCCUPATION(S)
NAME, (AGE) AND ADDRESS        LENGTH OF TIME SERVED                           DURING PAST 5 YEARS

William R. Moyer (58)          Executive Vice         Executive Vice President and Chief Financial Officer (1999-present),
                               President since 1993.  Senior Vice President and Chief Financial Officer (1995-1999), Phoenix
                                                      Investment Partners, Ltd. Director (1998-present), Senior Vice
                                                      President, Finance (1990-present), Chief Financial Officer
                                                      (1996-present), and Treasurer (1998-present), Phoenix Equity Planning
                                                      Corporation. Director (1998-present), Senior Vice President
                                                      (1990-present), Chief Financial Officer (1996-present) and Treasurer
                                                      (1994-present), Phoenix Investment Counsel, Inc. Senior Vice President
                                                      and Chief Financial Officer, Duff & Phelps Investment Management Co.
                                                      (1996-present). Vice President, Phoenix Fund Complex (1990-present).


John F. Sharry (51)            Executive Vice         President, Private Client Group (1999-present), Executive Vice
                               President since 1998.  President, Retail Division (1997-1999), Phoenix Investment Partners,
                                                      Ltd. President, Private Client Group, Phoenix Equity Planning Corporation
                                                      (2000-present). Executive Vice President, Phoenix Fund Complex (1998-present).


Robert S. Driessen (55)        Vice President since   Vice President and Compliance Officer, Phoenix Investment Partners, Ltd.
                               1999.                  (1999-present). Vice President, Phoenix Fund Complex (1999-present).
                                                      Compliance Officer (2000-present) and Associate Compliance Officer (1999), PXP
                                                      Securities Corp. Vice President (1999-present) and Compliance Officer
                                                      (1999-2003), Phoenix Investment Counsel, Inc. Vice President, Risk Management
                                                      Liaison, Bank of America (1996-1999). Vice President, Securities Compliance,
                                                      The Prudential Insurance Company of America (1993-1996). Branch
                                                      Chief/Financial Analyst, Securities and Exchange Commission, Division of
                                                      Investment Management (1972-1993).

Nancy G. Curtiss (50)          Treasurer since 1994.  Vice President, Fund Accounting (1994-present) and Treasurer
                                                      (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                      Phoenix Fund Complex (1994-present).

Richard J. Wirth (44)          Secretary since 2002.  Vice President and Insurance and Investment Products Counsel
One American Row                                      (2002-present), Counsel (1993-2002), Phoenix Life Insurance Company.
Hartford, Ct 06102                                    Secretary, Phoenix Fund complex (2002-present).



COMMITTEES OF THE BOARD

   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:

   The Audit Committee. The Audit Committee's is responsible for overseeing the Fund's accounting and auditing policies and practices. The Committee reviews the Fund's financial reporting procedures, their system of internal control, the independent audit process, and the funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, James M. Oates, Richard E. Segerson and Lowell P. Weicker, Jr. The Committee met four times during the Trust's last fiscal year.


   The Executive Committee. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Its members are E. Virgil Conway, Harry Dalzell-Payne, Philip R. McLoughlin, Geraldine M. McNamara, Everett L. Morris and James M. Oates. The Committee met six times during the Trust's last fiscal year.

   The Nominating Committee. The Nominating Committee is responsible for nominating individuals to serve as trustees, including as Independent Trustees. The Nominating Committee is composed entirely of Independent Trustees; its members are Robert Chesek, Harry Dalzell-Payne and Leroy Keith, Jr. The Committee does not currently have a policy regarding whether it will consider nominees recommended by shareholders. The Committee met once during the Trust's last fiscal year.

COMPENSATION

   Trustees who are not interested persons of the Trust receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers of the Trust and Trustees who are interested persons of the Trust receive no compensation directly from the Trust for performing their duties of their offices, but are compensated for their services by the Adviser. The Trust does not have any retirement plan for its Trustees.


   For the Trust's fiscal year ended April 30, 2003, the Trustees received the following compensation:


                                                      TOTAL COMPENSATION
                                                        FROM TRUST AND
                               AGGREGATE                 FUND COMPLEX
                              COMPENSATION                (44 FUNDS)
       NAME                    FROM TRUST              PAID TO TRUSTEES

 Robert Chesek                   $2,134                   $ 57,250
 E. Virgil Conway                $3,070                   $104,750
 Harry Dalzell-Payne             $2,543                   $ 91,000
 Francis E. Jeffries             $2,043                   $ 66,500
 Leroy Keith, Jr.                $2,134                   $ 57,250
 Marilyn E. LaMarche             $  543                   $ 12,500
 Philip R. McLoughlin            $    0                   $      0
 Geraldine M. McNamara           $2,452*                  $ 71,750
 Everett L. Morris               $2,452*                  $ 93,250
 James M. Oates                  $3,070                   $ 82,750
 Richard E. Segerson             $2,661                   $ 71,000
 Lowell P. Weicker, Jr.          $2,661                   $ 70,000

----------------------

* This compensation or a portion thereof, (and the earnings thereon) was deferred pursuant to the Deferred Compensation Plan. At June 30, 2003, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for those trustees who are participating or have participated in the Deferred Compensation Plan are as follows: Mr. Chesek, $280,372.97, Mr. Jeffries, $332,159, Ms. McNamara, $42,401, Mr. Morris, $219,488 and Mr. Segerson, $105,629, respectively. At present, by agreement among the Fund, Phoenix Investment Partners, Ltd. ("PXP") and the electing trustee, trustee fees that are deferred are paid by the Fund to PXP. The liability for the deferred compensation obligation appears only as a liability of PXP, and not of the Fund. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.


TRUSTEE OWNERSHIP OF SECURITIES


Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2002:


                                                                  AGGREGATE DOLLAR RANGE OF TRUSTEE
                                                                   OWNERSHIP IN ALL FUNDS OVERSEEN
                                    DOLLAR RANGE OF EQUITY             BY TRUSTEE IN FAMILY OF
          NAME OF TRUSTEE           SECURITIES IN THE FUND               INVESTMENT COMPANIES

Robert Chesek                                None                                None
E. Virgil Conway                             None                            $1- $10,000
Harry Dalzell-Payne                          None                                None
Francis E. Jeffries                          None                           Over $100,000
Leroy Keith, Jr.                             None                                None
Marilyn E. LaMarche                          None                                None
Philip R. McLoughlin                         None                           Over $100,000
Geraldine M. McNamara                        None                                None
Everett L. Morris                            None                           Over $100,000
James M. Oates                               None                           Over $100,000
Richard E. Segerson                          None                                None
Lowell P. Weicker, Jr.                       None                                None


   At August 6, 2003, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Fund.


PRINCIPAL SHAREHOLDERS


   The following table set forth information as of August 6, 2003 with respect to each person who owns of record, or is known by the Fund to own of record, or beneficially owns 5% or more of any Class of the Fund's equity securities:


                                                         PERCENTAGE OF
NAME OF SHAREHOLDER                         CLASS          THE CLASS        NUMBER OF SHARES

MLPF&S for the Sole                        Class B           7.57%              9,246.639
Benefit of its Customers
Attn: Fund Administration
4800 Deer Lake Dr. E. 3rd Fl.
Jacksonville, FL  32246-6484

Citigroup Global Markets, Inc.             Class B           10.65%            13,003.646
333 West 34th St., 3rd Floor
New York, NY 10001-2402

Dean Witter FBO                            Class B           5.31%              6,486.038
Joanne H. Stine, TTEE
P.O. Box 250 Church Street Station
New York, NY 10008-0250

Lynn Slosberg                              Class B           6.78%              8,282.884
200 Glenwood Cir. #434
Monterey, CA  93940-6746

USB Financial Services, Inc.               Class B           31.41%            38,354.130
FBO Florence V. Johnston, TTEE
Johnston Family Trust #1
4539 Perham
Corona Del Mar, CA  92625-3123



                             ADDITIONAL INFORMATION

CAPITAL STOCK

   The Fund was incorporated as a Maryland corporation on April 7, 1983 and has undergone several name changes. Most recently (until August 28, 2000), the Fund was known as Phoenix-Goodwin California Tax Exempt Bonds, Inc. The Fund was reorganized as a Delaware business trust in August 2000.

   The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest. The Fund currently offers shares in one Fund which has different classes. Holders of shares of the Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to the Fund. Shareholders vote on the election of Trustees. On matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Class is required. The Trust does not hold regular meetings of shareholders. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the 1940 Act.

   Shares are fully paid, non-assessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Trust for the issue or sale of shares of the Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of the Fund or class. The underlying assets of the Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to the Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to a particular class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

   Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.

FINANCIAL STATEMENTS


   The financial statements for the Fund's fiscal year ended April 30, 2003, appearing in the Fund's 2003 Annual Report to Shareholders, are incorporated herein by reference.


REPORTS TO SHAREHOLDERS


   The fiscal year of the Fund ends on April 30. The Fund will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the Fund's independent auditors will be sent to shareholders each year, and is available without charge upon request.

INDEPENDENT AUDITORS

   PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110 has been selected as the independent auditors for the Fund. PricewaterhouseCoopers LLP audits the Fund's annual financial statements and expresses an opinion thereon.


CUSTODIANS AND TRANSFER AGENT

   State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Fund's assets.


   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning, located at 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, acts as Transfer Agent for the Fund (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $22.25 for each designated daily dividend shareholder account, plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Funds or Transfer Agent. Fees paid by the Funds, in addition to the fee paid by Equity Planning, will be reviewed and approved by the Board of Trustees.

                                    APPENDIX

MOODY'S INVESTORS SERVICE, INC., CORPORATE BOND RATINGS

   Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

   Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR'S CORPORATION'S BOND RATINGS

   AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

   AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

   A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

   BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Phoenix-Goodwin California Tax Exempt Bond Fund


                          INVESTMENTS AT APRIL 30, 2003


                                           STANDARD
                                           & POOR'S      PAR
                                            RATING      VALUE
                                          (Unaudited)   (000)          VALUE
                                          -----------   ------      -----------

MUNICIPAL TAX-EXEMPT BONDS--97.1%

AIRPORT REVENUE--1.5%
San Francisco Airport 6.25%, 5/1/10 (FGIC
Insured) ...................................   AAA      $1,000      $ 1,059,480

DEVELOPMENT REVENUE--4.0%
Los Angeles County Public Works Financing
Authority 5.50%, 10/1/12 (MBIA/IBC
Insured) ...................................   AAA       1,500        1,701,525

San Diego Redevelopment Agency Series B
5.35%, 9/1/24 (AMBAC Insured) ..............   AAA       1,000        1,062,290
                                                                    -----------
                                                                      2,763,815
                                                                    -----------
EDUCATION REVENUE--2.8%
California Educational Facilities Authority
(Stanford University) Series Q 5.25%,
12/1/32 ....................................   AAA       1,850        1,942,999

GENERAL OBLIGATION--23.5%
California State 5.50%, 4/1/08 (MBIA
Insured) ...................................   AAA       1,500        1,708,350

Centinela Valley Unified High School District
Series A 5.25%, 8/1/31 (MBIA Insured) ......   AAA       2,000        2,201,720

Escondido Unified School District Series A
5.25%, 8/1/22 (FSA Insured) ................   AAA       1,125        1,201,635

Los Angeles Unified School District Election
of 1997 Series E 5.125%, 1/1/27 (MBIA
Insured) ...................................   AAA       2,000        2,087,280


                                           STANDARD
                                           & POOR'S      PAR
                                            RATING      VALUE
                                          (Unaudited)   (000)          VALUE
                                          -----------   ------      -----------

GENERAL OBLIGATION--CONTINUED
San Diego Unified School District Series A
0%, 7/1/20 (FGIC Insured) ..................   AAA      $2,120      $   916,264

San Marino Unified School District Series B
5.25%, 7/1/19 (FSA Insured) ................   AAA       1,340        1,510,515

Tahoe Truckee Unified School District 5.25%,
8/1/17 (MBIA Insured) ......................   AAA       1,670        1,902,514

Walnut Valley Unified School District Series A
0%, 8/1/19 (MBIA Insured) ..................   AAA       8,480        3,245,635

West Contra Costa Unified School District
Series A 5.45%, 2/1/18 (MBIA Insured) ......   AAA       1,435        1,654,455
                                                                    -----------
                                                                     16,428,368
                                                                    -----------
GENERAL REVENUE--8.6%
Anaheim Public Financing Authority Series C
6%, 9/1/16 (FSA Insured) ...................   AAA       2,600        3,174,912

Orange County Recovery COP Series A
5.80%, 7/1/16 (MBIA Insured) ...............   AAA       1,500        1,678,440

San Mateo County Joint Powers Authority
5.125%, 7/1/18 (MBIA Insured) ..............   AAA       1,000        1,119,570
                                                                    -----------
                                                                      5,972,922
                                                                    -----------
MULTIFAMILY REVENUE--2.8%
Los Angeles Community Redevelopment
Agency Series A 6.55%, 1/1/27 (AMBAC/FHA
Insured) ...................................   AAA       1,890        1,959,779


                        See Notes to Financial Statements

Phoenix-Goodwin California Tax Exempt Bond Fund

                                           STANDARD
                                           & POOR'S      PAR
                                            RATING      VALUE
                                          (Unaudited)   (000)        VALUE
                                          -----------   ------    -----------

POWER REVENUE--9.7%
California State Department of Water
Resource Power Supply Revenue Series A
5%, 5/1/08 (MBIA Insured) ..................   AAA      $1,000    $ 1,112,840

California State Department of Water
Resource Power Supply Revenue Series A
5.25%, 5/1/09 (MBIA Insured) ...............   AAA         750        845,317

Los Angeles Water and Power System
Series A-A-2 5.375%, 7/1/21 (MBIA Insured)     AAA       2,000      2,156,820

Northern California Power Agency Series A
5.20%, 7/1/32 (MBIA Insured) ...............   AAA       1,120      1,160,533

Sacramento Cogeneration Authority Project
6.375%, 7/1/10 .............................   BBB         500        544,655

Southern California Public Power Authority
5.50%, 7/1/20 ..............................     A         915        918,431
                                                                  -----------
                                                                    6,738,596
                                                                  -----------
PRE-REFUNDED--30.4%
Covina Community Redevelopment Agency
8.80%, 1/1/08(b) ...........................    NR         760        904,788

Hayward Hospital (St. Rose Hospital) 10%,
10/1/04(b) .................................   AAA         165        177,613

Huntington Park Redevelopment Agency
Series A 8%, 12/1/19 (FHA/VA/PRIV MTGS
Insured)(b)(c) .............................   AAA       2,400      3,551,904

Los Angeles Harbor Department 7.60%,
10/1/18(b) .................................   AAA       1,075      1,396,446

MSR Public Power Agency Series D 6.75%,
7/1/20 (MBIA Insured)(b) ...................   AAA       3,470      4,391,632

Northern California Power Agency 7.50%,
7/1/23, Pre-Refunded 7/1/21 @ 100 (AMBAC
Insured) ...................................   AAA         195        268,882

Pomona Unified School District G.O. Series C
5.60%, 8/1/12 (MBIA Insured)(b) ............   AAA       1,500      1,771,425

Riverside County Single Family Revenue
Series A 7.80%, 5/1/21 (GNMA
Collateralized)(b)(c) ......................   AAA       4,000      5,574,120



                                           STANDARD
                                           & POOR'S      PAR
                                            RATING      VALUE
                                          (Unaudited)   (000)        VALUE
                                          -----------   ------    -----------

PRE-REFUNDED--CONTINUED
Riverside County Single Family Revenue
Series B 8.625%, 5/1/16 (GNMA
Collateralized)(b) .........................   AAA      $  700    $ 1,032,731

Sacramento Cogeneration Authority Project
6.375%, 7/1/10, Pre-Refunded 7/1/05 @102 ...   AAA         500        564,635

Torrance Hospital (Little Co. of Mary
Hospital) Series A 7.10%, 12/1/15
Pre-Refunded 12/1/05 @100 ..................   AAA       1,445      1,623,327
                                                                  -----------
                                                                   21,257,503
                                                                  -----------
WATER & SEWER REVENUE--13.8%
Delta Diablo Sanitation District COP 0%,
12/1/16 (MBIA Insured) .....................   AAA       1,070        583,343

Los Angeles Wastewater System Series D
4.70%, 11/1/17 (FGIC Insured) ..............   AAA       5,000      5,067,900

Metropolitan Water District of Southern
California Waterworks Series A 5.25%, 7/1/11    AA       2,000      2,266,640

San Diego Public Facilities Financing
Authority 5%, 8/1/08 (MBIA Insured) ........   AAA       1,500      1,692,930
                                                                  -----------
                                                                    9,610,813
                                                                  -----------

- -----------------------------------------------------------------------------
TOTAL MUNICIPAL TAX-EXEMPT BONDS
(IDENTIFIED COST $61,181,399)                                      67,734,275
- -----------------------------------------------------------------------------
TOTAL LONG TERM INVESTMENTS--97.1%
(IDENTIFIED COST $61,181,399)                                      67,734,275
- -----------------------------------------------------------------------------


SHORT-TERM OBLIGATIONS--1.7%

COMMERCIAL PAPER--1.7%
CIT Group, Inc. 1.28%, 5/2/03 ..............   A-1       1,085      1,084,961

Gannett Co. 1.25%, 5/6/03 ..................   A-1         118        117,980

- -----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $1,202,941)                                        1,202,941
- -----------------------------------------------------------------------------


TOTAL INVESTMENTS--98.8%
(IDENTIFIED COST $62,384,340)                                      68,937,216(a)

Other assets and liabilities, net--1.2%                               871,919
                                                                  -----------
NET ASSETS--100.0%                                                $69,809,135
                                                                  ===========

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $6,587,181 and gross depreciation of $34,305 for federal income tax purposes. At April 30, 2003 the aggregate cost of securities for federal income tax purposes was $62,384,340.
(b) Escrowed to Maturity.
(c) All or a portion segregated as collateral for futures contracts.
    At April 30, 2003, the concentration of the Fund's investments by state or territory, determined as a percentage of net assets, is as follows:
    California 97%. At April 30, 2003, 82% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies. Insurers with a concentration greater than 10% of net assets are as follows: MBIA, 44% and FGIC, 10%.

                        See Notes to Financial Statements

Phoenix-Goodwin California Tax Exempt Bond Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 2003


ASSETS
Investment securities at value
   (Identified cost $62,384,340)                                    $68,937,216
Cash                                                                     91,426
Receivables
   Interest                                                           1,095,134
   Fund shares sold                                                       9,972
Prepaid expenses                                                            375
                                                                    -----------
     Total assets                                                    70,134,123
                                                                    -----------
LIABILITIES
Payables
   Fund shares repurchased                                               89,664
   Dividend distributions                                               108,298
   Professional fee                                                      28,767
   Investment advisory fee                                               25,939
   Variation margin for futures contracts                                19,375
   Transfer agent fee                                                    16,432
   Distribution and service fees                                         15,475
   Financial agent fee                                                    7,023
   Trustees' fee                                                          3,969
   Payable to adviser                                                       430
Accrued expenses                                                          9,616
                                                                    -----------
     Total liabilities                                                  324,988
                                                                    -----------
NET ASSETS                                                          $69,809,135
                                                                    ===========
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest$                    63,252,568
Accumulated net realized gain                                            39,472
Net unrealized appreciation                                           6,517,095
                                                                    -----------
NET ASSETS                                                          $69,809,135
                                                                    ===========
CLASS A
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $68,109,188)                   5,244,601
Net asset value per share                                                $12.99
Offering price per share $12.99/(1-4.75%)                                $13.64

CLASS B
Shares of beneficial interest outstanding, no par value,
   unlimited authorization (Net Assets $1,699,947)                      130,633
Net asset value and offering price per share                             $13.01


                             STATEMENT OF OPERATIONS
                            YEAR ENDED APRIL 30, 2003


INVESTMENT INCOME
Interest                                                            $ 3,560,610
                                                                    -----------
     Total investment income                                          3,560,610
                                                                    -----------
EXPENSES
Investment advisory fee                                                 325,184
Service fees, Class A                                                   176,183
Distribution and service fees, Class B                                   17,898
Financial agent fee                                                      95,792
Transfer agent                                                           63,109
Professional                                                             34,747
Registration                                                             28,161
Trustees                                                                 26,502
Printing                                                                 10,228
Custodian                                                                 5,827
Miscellaneous                                                            17,792
                                                                    -----------
     Total expenses                                                     801,423
     Custodian fees paid indirectly                                      (2,076)
                                                                    -----------
     Net expenses                                                       799,347
                                                                    -----------
NET INVESTMENT INCOME                                                 2,761,263
                                                                    -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                       1,634,264
Net change in unrealized appreciation (depreciation) on
   investments                                                        1,270,160
Net change in unrealized appreciation (depreciation) on
   futures                                                              (35,781)
                                                                    -----------
NET GAIN ON INVESTMENTS                                               2,868,643
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 5,629,906
                                                                    ===========


                        See Notes to Financial Statements

Phoenix-Goodwin California Tax Exempt Bond Fund

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                      Year Ended            Year Ended
                                                                                       4/30/03               4/30/02
                                                                                     -----------           ------------
FROM OPERATIONS
   Net investment income (loss)                                                      $ 2,761,263           $  3,139,710
   Net realized gain (loss)                                                            1,634,264                804,286
   Net change in unrealized appreciation (depreciation)                                1,234,379              1,549,640
                                                                                     -----------           ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                         5,629,906              5,493,636
                                                                                     -----------           ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net investment income, Class A                                                     (2,659,499)            (3,069,849)
   Net investment income, Class B                                                        (54,219)               (61,242)
   Net realized short-term gains, Class A                                                (28,163)               (61,262)
   Net realized short-term gains, Class B                                                   (689)                (1,487)
   Net realized long-term gains, Class A                                              (1,852,786)              (442,200)
   Net realized long-term gains, Class B                                                 (45,327)               (10,732)
                                                                                     -----------           ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                          (4,640,683)            (3,646,772)
                                                                                     -----------           ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (141,463 and 372,649 shares, respectively)            1,844,035              4,837,108
   Net asset value of shares issued from reinvestment of distributions
     (196,374 and 138,593 shares, respectively)                                        2,539,565              1,776,137
   Cost of shares repurchased (634,500 and 1,007,812 shares, respectively)            (8,278,176)           (13,053,746)
                                                                                     -----------           ------------
Total                                                                                 (3,894,576)            (6,440,501)
                                                                                     -----------           ------------
CLASS B
   Proceeds from sales of shares (18,189 and 3,136 shares, respectively)                 237,485                 41,015
   Net asset value of shares issued from reinvestment of distributions
     (2,594 and 1,999 shares, respectively)                                               33,603                 25,640
   Cost of shares repurchased (24,972 and 12,897 shares, respectively)                  (324,802)              (169,872)
                                                                                     -----------           ------------
Total                                                                                    (53,714)              (103,217)
                                                                                     -----------           ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                          (3,948,290)            (6,543,718)
                                                                                     -----------           ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                              (2,959,067)            (4,696,854)

NET ASSETS
   Beginning of period                                                                72,768,202             77,465,056
                                                                                     -----------           ------------
   END OF PERIOD [INCLUDING DISTRIBUTIONS IN EXCESS OF NET
     INVESTMENT INCOME OF $0 AND ($47,546), RESPECTIVELY]                            $69,809,135           $ 72,768,202
                                                                                     ===========           ============


                        See Notes to Financial Statements

Phoenix-Goodwin California Tax Exempt Bond Fund

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                                           CLASS A
                                                                 ---------------------------------------------------------

                                                                                    YEAR ENDED APRIL 30,
                                                                 ---------------------------------------------------------
                                                                   2003        2002         2001        2000         1999
Net asset value, beginning of period                              $12.82      $12.53       $12.13      $13.18       $13.12

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.50        0.54         0.57        0.60         0.64
   Net realized and unrealized gain (loss)                          0.51        0.38         0.50       (0.90)        0.11
                                                                  ------      ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                               1.01        0.92         1.07       (0.30)        0.75
                                                                  ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.49)      (0.54)       (0.57)      (0.60)       (0.63)
   Distributions from net realized gains                           (0.35)      (0.09)       (0.10)      (0.15)       (0.06)
                                                                  ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                                           (0.84)      (0.63)       (0.67)      (0.75)       (0.69)
                                                                  ------      ------       ------      ------       ------
   Change in net asset value                                        0.17        0.29         0.40       (1.05)        0.06
                                                                  ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                                    $12.99      $12.82       $12.53      $12.13       $13.18
                                                                  ======      ======       ======      ======       ======
Total return(1)                                                     8.19%       7.43%        8.92%      (2.17)%       5.92%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                         $68,109     $71,037      $75,675     $77,265      $95,230

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.09%(2)    1.10%(2)     1.07%(2)    1.10 %       1.00%
   Net investment income                                            3.84%       4.17%        4.52%       4.84 %       4.72%
Portfolio turnover                                                    27%         20%           3%         12 %         14%



                                                                                           CLASS B
                                                                 ---------------------------------------------------------

                                                                                    YEAR ENDED APRIL 30,
                                                                 ---------------------------------------------------------
                                                                   2003        2002         2001        2000         1999
Net asset value, beginning of period                              $12.84      $12.55       $12.14      $13.20       $13.13

INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                                     0.40        0.44         0.48        0.51         0.54
   Net realized and unrealized gain (loss)                          0.51        0.38         0.50       (0.91)        0.12
                                                                  ------      ------       ------      ------       ------
     TOTAL FROM INVESTMENT OPERATIONS                               0.91        0.82         0.98       (0.40)        0.66
                                                                  ------      ------       ------      ------       ------
LESS DISTRIBUTIONS
   Dividends from net investment income                            (0.39)      (0.44)       (0.47)      (0.51)       (0.53)
   Distributions from net realized gains                           (0.35)      (0.09)       (0.10)      (0.15)       (0.06)
                                                                  ------      ------       ------      ------       ------
     TOTAL DISTRIBUTIONS                                           (0.74)      (0.53)       (0.57)      (0.66)       (0.59)
                                                                  ------      ------       ------      ------       ------
   Change in net asset value                                        0.17        0.29         0.41       (1.06)        0.07
                                                                  ------      ------       ------      ------       ------
NET ASSET VALUE, END OF PERIOD                                    $13.01      $12.84       $12.55      $12.14       $13.20
                                                                  ======      ======       ======      ======       ======
Total return(1)                                                     7.33%       6.62%        8.15%      (2.98)%       5.11%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)                          $1,700      $1,731       $1,790      $1,741       $1,897

RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses                                               1.84%(2)    1.85%(2)     1.82%(2)    1.85 %       1.75%
   Net investment income                                            3.09%       3.42%        3.77%       4.09 %       3.97%
Portfolio turnover                                                    27%         20%           3%         12 %         14%

(1) Maximum sales charge is not reflected in total return calculation.
(2) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BOND FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2003


1. SIGNIFICANT ACCOUNTING POLICIES

   Phoenix-Goodwin California Tax Exempt Bond Fund (the "Fund") is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund is a diversified Fund and its investment objective is to obtain a high level of current income exempt from California state and local income taxes, as well as Federal income tax, consistent with preservation of capital. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. All classes of shares have identical voting, dividend, liquidation, and other rights and the same terms and conditions except that each class bears different distribution and/or services expenses and has exclusive voting rights with respect to its distribution and/or service plans. Income and expenses of the Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution and/or service expenses unique to each class. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.


A. SECURITY VALUATION:

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.


B. SECURITY TRANSACTIONS AND RELATED INCOME:

   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.


C. INCOME TAXES:

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable and tax-exempt income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.


D. DISTRIBUTIONS TO SHAREHOLDERS:

   Distributions to shareholders are declared and recorded daily. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non- taxable dividends, expiring capital loss carryforwards and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.


E. FUTURES CONTRACTS:

   A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. The Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of the portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.


2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

   As compensation for its services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee at an annual rate of 0.45% of the average daily net assets of the Fund for the first $1 billion, 0.40% for the second $1 billion, and 0.35% for average daily net assets of over $2 billion.

   As Distributor of the Fund's shares, Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Fund that it retained net selling commissions of $2,356 for Class A shares and deferred sales charges of $3,109 for Class B shares for the year ended April 30, 2003.

   In addition, the Fund pays PEPCO distribution and/or service fees at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of each respective class. The Distributor has advised the Fund that of the total amount expensed for

PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BOND FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2003 (CONTINUED)

the year ended April 30, 2003, $27,172 was retained by the Distributor and $166,909 was paid to unaffiliated participants.

   As Financial Agent of the Trust, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide tax services and oversight of subagent's performance. For the year ended April 30, 2003, financial agent fees were $95,792 as reported in the Statement of Operations of which PEPCO received $37,958. Effective January 1, 2003 the fee schedule of PFPC Inc., ranges from 0.065% to 0.03% of the average daily net asset values of all the Phoenix funds serviced by PFPC Inc. Prior to that date, the fee schedule ranged from 0.085% to 0.0125%. Certain minimum fees may apply.

   PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended April 30, 2003, transfer agent fees were $63,109 as reported in the Statement of Operations, of which PEPCO retained $10,209.

   At April 30, 2003, PNX and affiliates held 11,507 Class A shares and 1,522 Class B shares of the Fund with a combined value of $169,277.


3. PURCHASE AND SALE OF SECURITIES

   Purchases and sales of securities, excluding short-term securities, for the year ended April 30, 2003, aggregated $18,352,989 and $25,210,903, respectively. There were no purchases or sales of long-term U.S. Government securities.


4. FUTURES CONTRACTS

   At April 30, 2003, the Fund had entered into futures contracts as follows:


                                             Value of                           Net
                               Number       Contracts        Market          Unrealized
               Expiration       of            when          Value of        Appreciation
Description      Date        Contracts       Opened         Contracts      (Depreciation)
- -----------    ----------    ---------     -----------     -----------     --------------
Ten Year
   Municipal
   Notes        June '03         10        $ 1,012,812     $ 1,037,500        $ 24,688
Ten Year U.S.
   Treasury
   Notes        June '03         10         (1,135,782)     (1,151,250)        (15,468)
Twenty Year
   U.S. Treasury
   Bonds        June '03         20         (2,235,625)     (2,280,626)        (45,001)
                               ------      ------------    -----------        --------
                                 40        $(2,358,595)    $(2,394,376)       $(35,781)
                               ======      ============    ===========        ========


5. ASSET CONCENTRATION

   The Fund invests primarily in California municipal securities and is more susceptible to economic, political and other developments that may adversely affect issuers of such securities than a more geographically diversified fund. Such developments could result in certain adverse consequences including impairing the market value and marketability of the securities, as well as impairing the ability of certain issuers of California municipal securities to pay principal and interest on their obligations.


6. FEDERAL INCOME TAX INFORMATION

   As of April 30, 2003, the components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which is disclosed in the Schedule of Investments) consist of undistributed ordinary income of $0 (which includes $0 of tax exempt income) and undistributed long-term capital gains of $3,691.

   The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statement of Changes in Net Assets are reported as ordinary income for federal tax purposes. Dividends from net investment income reported in the Statement of Changes in Net Assets include $2,630,960 of tax exempt income.


7. RECLASSIFICATION OF CAPITAL ACCOUNTS

   For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The Fund recorded permanent reclassifications which arose primarily from premium amortization and differing treatment of certain income and gain transactions. The reclassifications have no impact on the net assets or net asset value of the Fund. As of April 30, 2003, the Fund increased undistributed net investment income by $1 and decreased paid in capital by $1.


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                       TAX INFORMATION NOTICE (UNAUDITED)

EXEMPT-INTEREST DIVIDENDS:
   For federal income tax purposes, 97.0% of the income dividends paid by the Fund qualify as exempt-interest dividends.

LONG-TERM CAPITAL GAINS:
   The Fund designated $1,598,483 as long-term capital gain dividends.
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   This report is not authorized for distribution to prospective investors in the Phoenix-Goodwin California Tax Exempt Bond Fund, unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]
PRICEWATERHOUSECOOPERS
[GRAPHIC OMITTED]

To the Board of Trustees and Shareholders of Phoenix-Goodwin California Tax Exempt Bond Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Goodwin California Tax Exempt Bond Fund (formerly Phoenix-Goodwin California Tax Exempt Bonds, Inc.) (the "Fund") at April 30, 2003, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.







/S/ PRICEWATERHOUSECOOPERS LLP


Boston, Massachusetts
June 11, 2003

                 PHOENIX-GOODWIN CALIFORNIA TAX EXEMPT BOND FUND

                           PART C -- OTHER INFORMATION

ITEM 23. EXHIBITS

       a. Agreement and Declaration of Trust of the Registrant, dated June 23, 2000, filed via EDGAR with Post-Effective Amendment No. 25 on August 28, 2000, and incorporated herein by reference.

       b. Bylaws of the Registrant filed via EDGAR with Post-Effective Amendment No. 25 on August 28, 2000, and incorporated herein by reference.

       c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.



      d.1* Amended and Restated Investment Advisory Agreement between Registrant and Phoenix Investment Counsel, Inc. dated November 20, 2002 filed via EDGAR herewith.


      e.1 Underwriting Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 filed via EDGAR as Exhibit 6.1 with Post-Effective Amendment No. 22 on August 18, 1998, and incorporated herein by reference.


      e.2* Form of Sales Agreement between Phoenix Equity Planning Corporation and dealers filed via EDGAR herewith.



       f.         None.

       g. Custodian Contract between Registrant and State Street Bank and Trust Company dated May 1, 1997, filed via EDGAR as
                  Exhibit 8 with Post-Effective Amendment No. 22 on August 18, 1998, and incorporated herein by reference.

      h.1 Transfer Agency and Service Agreement between Registrant et al and Phoenix Equity Planning Corporation dated June 1, 1994, filed with Post-Effective Amendment No. 16 on July 13, 1994, and filed via EDGAR as Exhibit 9.1 with Post-Effective Amendment No. 20 on August 8, 1997 and incorporated herein by reference.

      h.2 Sub-transfer Agent Agreement between Phoenix Equity Planning Corporation and State Street Bank and Trust Company dated June 1, 1994, filed with Post-Effective Amendment No. 16 on July 13, 1994 and filed via EDGAR as Exhibit 9.2 with Post-Effective Amendment No. 20 on August 8, 1997 and incorporated herein by reference.

      h.3 Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated November 19, 1997 and filed via EDGAR as Exhibit 9.3 with Post-Effective Amendment No. 22 on August 18, 1998, and incorporated herein by reference.

      h.4 First Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated March 23, 1998 and filed via EDGAR as Exhibit 9.4 with Post-Effective Amendment No. 22 on August 18, 1998, and incorporated herein by reference.

      h.5 Second Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated July 31, 1998 and filed via EDGAR as Exhibit 9.5 with Post-Effective Amendment No. 22 on August 18, 1998, and incorporated herein by reference.


      h.6* Third Amendment to Amended and Restated Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated January 1, 2003 filed via EDGAR herewith.


       i. Opinion of counsel as to legality of the Shares, filed via EDGAR with Post-Effective Amendment No. 25 on August 28, 2000, and incorporated herein by reference.


      j.*         Consent of Independent Auditors filed via EDGAR herewith.


      k.          Not Applicable.

      l.          None.

      m.1 Amended and Restated Distribution Plan for Class A Shares, effective August 27, 1997, and filed via EDGAR as Exhibit 13.1 with Post-Effective Amendment No. 22 on August 18, 1998 and incorporated herein by reference.

      m.2 Distribution Plan for Class B Shares effective June 1, 2000, filed via EDGAR with Post-Effective Amendment No. 25 on August 28, 2000, and incorporated herein by reference.


      m.3* First Amendment to the Amended and Restated Distribution Plan for Class A Shares filed via EDGAR herewith.

      n.          Financial Data Schedule.

      o.1* Fourth Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, effective May 1, 19992003, and filed via EDGAR herewith.

       p. Code of Ethics of the Fund, the Adviser and the Distributor filed via EDGAR with Post-Effective Amendment No. 27 on June 28, 2002 and incorporated herein by reference.

      q.1 Power of attorney for Ms. Curtiss, filed via EDGAR with Post-Effective Amendment No. 27 on June 28, 2002 and incorporated herein by reference.

      q.2*        Powers of attorney for all Trustees filed via EDGAR herewith.


----------
* Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

     No person is controlled by, or under common control, with the Fund.

ITEM 25. INDEMNIFICATION

     The Agreement and Declaration of Trust dated June 23, 2000 and the By-Laws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Investment Advisory Agreement, Underwriting Agreement, Custody Agreement and Transfer Agency Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

     Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Management of the Fund" in the Prospectus and "Services of the Adviser" and "Management of the Fund" in the Statement of Additional Information. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of Phoenix Investment Counsel, Inc., the Adviser, reference is made to the Advisers' current Form ADV (SEC File No. 801-5995) filed under the Investment Advisers Act of 1940 and incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS

    (a) Phoenix Equity Planning Corporation also serves as the principal underwriter for the following other registrants:


         Phoenix-Aberdeen Worldwide Opportunities Fund, Phoenix Duff & Phelps Institutional Mutual Funds, Phoenix-Engemann Funds, Phoenix Equity Series Fund, Phoenix Investment Trust 97, Phoenix-Kayne Funds, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix-Oakhurst Income & Growth Fund, Phoenix-Oakhurst Strategic Allocation Fund, Phoenix Partner Select Funds, Phoenix Portfolios, Phoenix-Seneca Funds, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Trust, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account and PHL Variable Separate Account MVA1.


    (b) Directors and executive officers of Phoenix Equity Planning Corporation are as follows:

    NAME AND PRINCIPAL                POSITION AND OFFICES              POSITION AND OFFICES WITH
     BUSINESS ADDRESS                   WITH DISTRIBUTOR                       REGISTRANT
     ----------------                 --------------------              -------------------------

William R. Moyer                      Director, Executive Vice          Executive Vice President
56 Prospect Street                    President, Chief Financial
P.O. Box 150480                       Officer and Treasurer
Hartford, CT 06115-0480

John F. Sharry                        President, Private Client         Executive Vice President
56 Prospect St.                       Group
P.O. Box 150480
Hartford, CT 06115-0480


Robert S. Driessen                    Vice President, Compliance        Vice President and
56 Prospect Street                                                      Assistant Secretary
P.O. Box 150480
Hartford, CT 06115-0480


Jacqueline M. Porter                  Assistant Vice President,         Assistant Treasurer
56 Prospect St.                       Mutual Fund Tax
P.O. Box 150480
Hartford, CT 06115-0480

     (c) To the best of the Registrant's knowledge, no commissions or other compensation was received be any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


     Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include: Registrant's investment adviser, Phoenix Investment Counsel, Inc.; Registrant's financial agent, transfer agent and principal underwriter, Phoenix Equity Planning Corporation; Registrant's dividend disbursing agent and custodian, State Street Bank and Trust Company. The address of the Secretary of the Fund is 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480; the address of Phoenix Investment Counsel, Inc. is 56 Prospect Street, Hartford, Connecticut 06115-2520; the address of Phoenix Equity Planning Corporation is 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480; and the address of the custodian is P.O. Box 351, Boston, Massachusetts 02101.


ITEM 29. MANAGEMENT SERVICES

     Not applicable.

ITEM 30. UNDERTAKINGS

     Not applicable.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, the Fund certifies that it meets all of the requirements for the effectiveness of this registration statement under the rule 485(b) of the Securities Act and has duly caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in City of Hartford and State of Connecticut on the 25th day of August, 2003.


                                                      PHOENIX-GOODWIN CALIFORNIA
                                                         TAX EXEMPT BOND FUND


ATTEST:      /S/ MATTHEW A. SWENDIMAN       BY:   /S/ PHILIP R. MCLOUGHLIN
                 ----------------------               ----------------------
                 MATTHEW A. SWENDIMAN                 PHILIP R. MCLOUGHLIN
                 ASSISTANT SECRETARY                  PRESIDENT

     Pursuant to the requirements of the Securities Act, this amendment to the registration statement has been signed below by the following persons in the capacities indicated, on this 25th day of August, 2003.


                 SIGNATURE                         TITLE
                 ---------                         -----
                                                   Trustee
---------------------------------------------
              Robert Chesek*

                                                   Trustee
---------------------------------------------
             E. Virgil Conway*

           /s/ Nancy G. Curtiss                    Treasurer (Principal
---------------------------------------------      Financial and
             Nancy G. Curtiss                      Accounting Officer)

                                                   Trustee
---------------------------------------------
           Harry Dalzell-Payne*

                                                   Trustee
---------------------------------------------
           Francis E. Jeffries*

                                                   Trustee
---------------------------------------------
             Leroy Keith, Jr.*


                                                   Trustee
---------------------------------------------
           Marilyn E. LaMarche*


         /s/ Philip R. McLoughlin                  President and Director
---------------------------------------------      (Principal Executive Officer)
           Philip R. McLoughlin                    Trustee

---------------------------------------------
           Geraldine M. McNamara

                                                   Trustee
---------------------------------------------
            Everett L. Morris*

                                                   Trustee
---------------------------------------------
              James M. Oates*

                                                   Trustee
---------------------------------------------

           Richard E. Segerson*


                                                   Trustee
---------------------------------------------
          Lowell P. Weicker, Jr.*

By: /s/ Philip R. McLoughlin
    -----------------------------------------
*  Philip R. McLoughlin, Attorney-in-fact
   pursuant to powers of attorney.

                                      S-1